UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a party other than the Registrant [ ]

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to14a-12

SunOpta Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUNOPTA INC.
2838 Bovaird Drive West
Brampton, Ontario L7A 0H2
905-455-1990

Dear Fellow Shareholder:	April 27, 2011

You are hereby cordially invited to attend in person or by telephone the Annual and Special Meeting of the Shareholders of SunOpta Inc., which will be held on May 19, 2011 at our corporate offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada at 4:00 p.m. Eastern Time.

At our annual and special meeting, shareholders will vote on: the election of our directors; the appointment of our independent public registered accounting firm and auditor and authorization to fix their remuneration; an amendment to our Amended and Restated 2002 Stock Option Plan; the compensation of our named executive officers, on an advisory basis; and the frequency of an advisory vote regarding the compensation of our named executive officers, also on an advisory basis. In addition to these formal items of business, we will review the major developments of the past year and share with you some of our plans for the future.

You will have the opportunity to ask questions and express your views to the senior management of SunOpta Inc. and certain members of the Board of Directors who will be in attendance.

Your vote is important. Whether or not you intend on attending the meeting, please read the enclosed proxy statement and submit your vote by completing and returning the enclosed proxy card, or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

Sincerely,

Jeremy N. Kendall	Steven R. Bromley
Chairman	President and Chief Executive Officer

SunOpta Inc.
2838 Bovaird Drive West
Brampton, Ontario, Canada L7A 0H2
T:(905) 455-1990 F:(905) 455-2529

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 19, 2011

To the holders of the common shares of SunOpta Inc.:

Notice is hereby given that an Annual and Special Meeting of Shareholders of SunOpta Inc. (the “Company”) will be held on Thursday, May 19, 2011 at 4:00 p.m. Eastern Daylight Time, at the Company’s corporate offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2 for the following purposes:

1.	to elect nine directors of the Company;

2.	to appoint the Company’s independent registered public accounting firm and auditor and to authorize the Audit Committee to fix their remuneration;

3.	to consider and, if deemed advisable, approve a resolution to amend the SunOpta Inc. Amended and Restated 2002 Stock Option Plan to increase the number of common shares authorized and reserved for issuance thereunder by 2,500,000 common shares;

4.	to consider an advisory resolution regarding the compensation of the Company’s named executive officers;

5.	to consider an advisory vote regarding how frequently the Company should ask for an advisory vote regarding the compensation of the Company’s named executive officers; and

6.	to consider and take action upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

You may also access the Meeting live by teleconference or over the Internet, by following the instructions provided in the accompanying Proxy Statement in the section “Questions and Answers About the Meeting and Voting - How can I vote?”

This Notice is accompanied by a Proxy Statement, a proxy card, the Annual Report of the Company on Form 10-K which includes the Audited Consolidated Financial Statements for the year ended January 1, 2011 and related Management’s Discussion and Analysis and an envelope to return the proxy card.

The Board of Directors has fixed the close of business on April 1, 2011 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the Meeting. All such shareholders are cordially invited to attend the Meeting.

Your vote is important. Whether or not you intend to attend the meeting, please read the enclosed Proxy Statement and submit your vote by completing and returning the enclosed proxy card or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 19, 2011.

This Proxy Statement, the accompanying proxy card and our Annual Report to Shareholders for the fiscal year ended January 1, 2011 are available on our website at www.sunopta.com, under the “Investor Relations” link.

In order to be represented by proxy at the Annual and Special Meeting, you must complete and submit the enclosed Form of Proxy or another appropriate form of proxy.

SUNOPTA INC.
PROXY STATEMENT

TABLE OF CONTENTS

Questions and Answers About the Meeting and Voting	5
Security Ownership of Certain Beneficial Owners and Management	11
Proposal One – Election of Directors	14
Corporate Governance	24
Proposal Two – Appointment and Remuneration of Independent Registered Public Accounting Firm and Auditor	31
Report of the Audit Committee	33
Proposal Three – Approval of an Amendment to the 2002 Stock Option Plan	34
Proposal Four – Advisory Vote on the Compensation of Named Executive Officers	41
Executive Compensation	42
Certain Relationships and Transactions with Insiders and Related Persons	58
Proposal Five – Advisory Vote on Frequency of Voting on Named Executive Officer Compensation	59
Executive Officers	60
Interests of Certain Persons in Matters to be Acted Upon	60
Shareholder Proposals for 2012 Annual Meeting of Shareholders; Shareholder Communications	60
Solicitation of Proxies	61
Form 10-K and Other Information	61
Other Matters	61
Annex I – 2002 Stock Option Plan – Amended and Restated May 2011	62

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the date, time and place of the Annual and Special Meeting?

The Annual and Special Meeting of Shareholders (the “Meeting”) of SunOpta Inc. (sometimes referred to as “we”, “us”, “our”, “the Company” or “SunOpta”) will be held on Thursday, May 19, 2011 at 4:00 p.m. Eastern Daylight Time at our corporate offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

You may also access the Meeting live by teleconference or over the Internet. To access the Meeting by teleconference, dial toll free at 1-877-312-9198 or international at 1-631-291-4622. To access the Meeting over the Internet, go to the Company’s website at www.sunopta.com. You should plan to access the Company’s website at least 15 minutes prior to the Meeting time in order to register, download and install any necessary audio software.

Why am I receiving these materials?

We sent you this proxy statement relating to the Meeting (this “Proxy Statement”) and the accompanying proxy card because our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at the Meeting and at any adjournment or postponement thereof. You are invited to attend the Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or vote by telephone or Internet as described below under “How can I vote?”

The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 27, 2011 to all shareholders of record entitled to vote at the Meeting.

What are the items of business scheduled for the Meeting?

There are five matters scheduled for a vote:

  the election of the nine director nominees specified in this Proxy Statement;

  the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and auditor and authorization for the Audit Committee to fix their remuneration;

  a resolution to amend the SunOpta Inc. Amended and Restated 2002 Stock Option Plan to increase the number of common shares authorized and reserved for issuance thereunder by 2,500,000 common shares;

  an advisory vote regarding the compensation of the Company’s named executive officers; and

  an advisory vote regarding how frequently the Company should ask for an advisory vote regarding the compensation of the Company’s named executive officers;

Shareholders will also consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof. The Board is not currently aware of any other matters to be presented at the Meeting.

What is included in the proxy materials?

The proxy materials include:

  this Proxy Statement for the Meeting;

  the accompanying proxy card; and

  our Annual Report to Shareholders or Form 10-K for the year ended January 1, 2011, which includes the Audited Consolidated Financial Statements for the year ended January 1, 2011 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

What is a proxy?

It is your legal designation of another person to vote the shares you own. The other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

The enclosed proxy card contemplates that Eric Davis, Vice President and Chief Financial Officer, and John Dietrich, Vice President, Corporate Development and Secretary, each be appointed to act as your proxy. However, you may choose another person to act as your proxy. If you wish to appoint as your proxy a person other than the individuals named on the proxy card to attend the Meeting and vote for you, you may do so by striking out the names on the proxy card and inserting the name of your proxy in the blank space provided in the proxy card, or you may complete another proper proxy card. Your appointed proxy need not be a shareholder of the Company.

Who is soliciting my proxy?

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. The Company does not expect to pay any additional compensation for the solicitation of proxies. These solicitations may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs.

Who can vote at the Meeting?

Only shareholders of record at the close of business on April 1, 2011, or the record date, will be entitled to vote at the Meeting. On the record date, there were 65,539,104 common shares issued and outstanding.

In the event a shareholder of record transfers his, her or its common shares after the close of business on the record date, the transferee of those shares will be entitled to vote the transferred shares at the Meeting provided that he, she or it produces properly endorsed share certificates representing the transferred shares to the Company’s Secretary or transfer agent or otherwise establishes his, her or its ownership of the transferred shares at least 10 days prior to the Meeting.

What is the difference between a shareholder of record and a shareholder who holds shares in street name?

Most shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are important distinctions between shares held of record and those owned in street name.

Shareholder of Record – Shares Registered in Your Name

If on April 1, 2011 your shares were registered directly in your name with our transfer agent, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card, or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner – Shares Registered in the Name of Broker, Bank or Nominee

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you fail to provide sufficient instructions to your broker or nominee, that shareholder of record may be prohibited from voting your shares. See “What if I do not specify how my shares are to be voted?” and “What are ‘broker non-votes’?” below.

How can I vote?

You may vote your shares by one of the following methods:

  Vote in Person. If you are the shareholder of record with respect to your shares, you may vote the shares in person at the Meeting. If you choose to vote in person at the Meeting, please bring your proxy card or personal identification. Shares held in street name may be voted in person by you only if you obtain a legal proxy from the shareholder of record giving you the right to vote your beneficially owned shares.

  Vote by Telephone. To vote by telephone, call toll free 1-800-474-7493 (English) or 1-800-474-7501 (French). You will be prompted to provide your 12 digit number located on your proxy card. Please note that telephone voting should not be used if you plan to attend the Meeting and vote in person or designate a proxy to vote on your behalf at the Meeting.

  Vote by Internet. To vote via the Internet, go to www.proxyvote.com and follow the simple instructions. You will be required to provide your 12 digit control number located on your form of proxy.

  Vote by Proxy. To vote by proxy, complete, sign, date and mail your proxy card or other proper form of proxy in the envelope provided with this Proxy Statement. You may also submit your proxy card via facsimile by sending it to 1-905-507-7793 or 1-514-281-8911. If you vote by telephone, Internet or facsimile, please do not mail your proxy card.

If you vote by telephone or Internet, your vote must be cast no later than 4:00 p.m. Eastern Daylight Time on Thursday, May 17, 2011 (or at least 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting). If you vote by proxy, your completed proxy card must be received by Broadridge at 51 Mercedes Way, Edgewood, New York USA 11717-8311 or 5970 Chedworth Way, Mississauga, Ontario, Canada L5R 4G5, prior to 4:00 p.m. Eastern Daylight Time on Thursday, May 17, 2011 (or at least 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used).

If your shares are held in street name, you may receive a separate voting instruction form with this Proxy Statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically by telephone or using the Internet.

If you return your signed proxy card or use the telephone or Internet to vote before the Meeting, the person named as proxies in the proxy card will vote your common shares as you direct.

Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy via Internet, telephone or mail does not affect your right to vote in person at the Meeting.

How many votes are needed to approve each Proposal?

The number of votes required to approve each of the Proposals scheduled to be presented at the Meeting is as follows:

Proposal 1: Election of Directors. Directors are elected by a plurality of the votes cast, meaning the nominees who receive the largest number of votes will be elected as directors, up to the maximum number of directors to be elected. However, in accordance with our by-laws, any director who receives more “withhold” than “for” votes will be deemed to have tendered his or her resignation as a director.

Proposal 2: Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and authorization of the Audit Committee to fix their remuneration. This Proposal will be approved if the votes cast in favour of the Proposal constitute a majority of the total votes cast on the Proposal.

Proposal 3: The amendment of the Company’s Amended and Restated 2002 Stock Option Plan. This Proposal will be approved if the votes cast in favour of the Proposal constitute a majority of the total votes cast on the Proposal. Shares held directly or indirectly by SunOpta’s directors and officers will be excluded from voting in respect of this Proposal.

Proposal 4: Advisory vote regarding the compensation of the Company’s named executive officers. This Proposal will be approved if the votes cast in favour of the Proposal constitute a majority of the total votes cast on the Proposal. Although the outcome of this vote is not binding on us, we will consider the outcome of this vote when developing our compensation policies and practices, and when making compensation decisions in the future.

Proposal 5: Advisory vote regarding how frequently the Company should ask for an advisory vote regarding the compensation of the Company’s named executive officers. The frequency of the advisory vote on executive compensation receiving the highest number of votes cast by the shareholders – every one year, two years or three years – will be the frequency that has been selected by shareholders. Although the outcome of this vote is not binding on us, we intend to choose a frequency for the advisory vote on executive compensation that is consistent with the frequency selected by shareholders.

What if I do not specify how my shares are to be voted?

Shareholders of Record. If you are a shareholder of record and you submit a proxy card, but you do not provide voting instructions, your shares will be voted as follows:

  FOR each of the nominees named in this Proxy Statement for election to the Company’s Board of Directors,

  FOR the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and auditor and authorization of the Audit Committee to fix their remuneration,

  FOR the approval of an amendment to the SunOpta Inc. Amended and Restated 2002 Stock Option Plan, to increase the number of shares authorized and reserved for issuance thereunder by 2,500,000 common shares and

  FOR the approval of an advisory resolution regarding the compensation of the Company’s named executive officers.

In the event you do not provide voting instructions for Proposal Five related to the advisory vote on the frequency of the advisory vote regarding the compensation of the Company’s named executive officers, no vote will be tendered on your behalf for this Proposal.

The Board does not expect that any additional matters will be brought before the Meeting. The persons appointed as proxies will vote in their discretion on any other matters that may properly come before the Meeting or any postponement or adjournment thereof, including any vote to postpone or adjourn the Meeting. Moreover, if for any reason any of our nominees is not available as a candidate for director, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Therefore, if you do not provide voting instructions to your broker, your broker may only vote your shares on Proposal Two. See “What are ‘broker non-votes’?” below.

What are “broker non-votes”?

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under NASDAQ rules, brokers that do not receive voting instructions from the beneficial owner have the discretion to vote on certain routine matters, but do not have the discretion to vote on the election of directors to the Board, executive compensation matters or any other significant matter as determined by the Securities and Exchange Commission (the “SEC”). We believe that Proposal Two relating to the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is considered a matter on which brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. However, under current NASDAQ rules, we believe that brokers who have not received voting instructions from their clients will not be authorized to vote in their discretion on Proposals One, Three, Four or Five. Accordingly, for beneficial owners of shares, if you do not give your broker specific instructions, your shares may not be voted on such Proposals.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. The shares represented by proxies marked “abstain” will not be treated as affirmative or opposing votes. Broker non-votes will not affect the outcome of the vote on any of the Proposals to be voted upon at the Meeting because the outcome of each vote depends on the number of votes cast rather than the number of shares entitled to vote.

How many votes do I have?

On each matter to be voted upon, you have one vote for each common share you owned as of April 1, 2011.

Who counts the votes?

The Company has nominated Broadridge Financial Solutions, Inc. to count and tabulate the votes. This is done independently of the Company to preserve the confidentiality of individual shareholder votes. Proxies are referred to the Company only in cases where a shareholder clearly intends to communicate with management, the validity of the proxy is in question or where it is necessary to do so to meet the requirements of applicable law.

Is my vote confidential?

The Company’s transfer agent preserves the confidentiality of individual shareholder votes, except where a shareholder clearly intends to communicate his or her individual position to the management of the Company or as necessary in order to comply with legal requirements.

If I need to contact the Company’s transfer agents, how do I reach them?

You can contact the transfer agent in Canada by mail at: Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario Canada M5H 4H1, or via telephone at (416) 361-0930. You can contact the transfer agent in the USA by mail at: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY USA 11219, or via telephone at (718) 921-8293.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

How do I revoke or change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted by one of the following methods:

  Voting again by telephone or by Internet prior to 4:00 p.m. Eastern Daylight Time on May 17, 2011, as set forth above under “How can I vote?”;

  Requesting, completing and mailing or delivering by facsimile a proper proxy card, as set forth above under “How can I vote?”

  Sending written notice of revocation, signed by you (or your duly authorized attorney), to the Company at the corporate office of the Company at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2, at any time prior to the last business day preceding the date of the Meeting; or

  Attending the Meeting (or any adjournment thereof) and delivering written notice of revocation prior to any vote to the Chairman of the Meeting.

If you hold your shares in street name, you may revoke your proxy by following the instructions provided by your broker, bank or other nominee.

What is the quorum requirement?

Under NASDAQ listing rules and the Company’s by-laws, the presence at the Meeting, in person or represented by proxy, of at least two shareholders holding not less than one-third (33 1/3%) of the outstanding common shares shall constitute a quorum for the purpose of transacting business at the Meeting. As of the record date, there were 65,539,104 common shares outstanding. Therefore, holders of at least 21,846,368 common shares must be present at the Meeting in order to establish a quorum. The Company encourages all of its shareholders of record as of April 1, 2011 to participate in the Meeting.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. We will publish final results in a Current Report on Form 8-K that we expect to file with the U.S. Securities and Exchange Commission and with applicable Canadian securities regulatory authorities within four business days of the Meeting. After the Form 8-K is filed, you may obtain a copy by visiting our website, by viewing our public filings in the U.S. at www.sec.gov or in Canada at www.sedar.com, by contacting our Investor Relations Officer by calling (905) 455-2528, ext. 103, by writing to Investor Relation, SunOpta Inc., 2838 Bovaird Drive West, Brampton, Ontario L7A 0H2 or by sending an email to susan.wiekenkamp@sunopta.com.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following presents information regarding beneficial ownership of our common shares as of April 1, 2011 by:

  each person who we know owns beneficially more than 5% of our common shares;
  each of our directors and nominees;
  each of our named executive officers; and
  all of our directors and executive officers as a group.

Under the regulations of the SEC, shares are generally deemed to be “beneficially owned” by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of common shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all common shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of April 1, 2011. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Based solely on our review of statements filed with the SEC pursuant to Section 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is not aware of any person or group that beneficially owns more than 5% of the Company’s common shares.

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	Amount and Nature of		Total
Name and Address of	Beneficial Ownership (2)		Number of Shares	Percent
Beneficial Owner (1)	Common	Vested	(assuming exercise	of Class (4)
	Shares	Options (3)	of vested options)
Jay Amato	0	13,000	13,000	*
Director
Steven Bromley	193,449	104,000	297,449	*
Director and President & Chief Executive Officer
Douglas Greene	123,000	13,000	136,000	*
Director
Victor Hepburn	9,600	13,000	22,600	*
Director
Katrina Houde	29,000	23,000	52,000	*
Director
Cyril Ing	97,834	23,000	120,834	*
Director
Jeremy Kendall	504,151	21,800	525,951	*
Chairman of the Board
Alan Murray	0	0	0	*
Director
Allan Routh	476,329	34,500	510,829	*
Director and President, SunOpta Grains & Foods Group
Eric Davis	0	24,000	24,000	*
Vice President & Chief Financial Officer
Tony Tavares	19,678	62,800	82,478	*
Vice President & Chief Operating Officer
John Dietrich	37,472	30,000	67,472	*
Vice President, Corporate Development and Secretary
All directors and executive officers as a group (twelve)	1,490,513	362,100	1,852,613	2.8%

(1)	The address of each director and executive officer is 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

(2)	Unless otherwise indicated, the persons in this table have sole voting and dispositive power with respect to the common shares shown as beneficially owned by them. The information as to shares beneficially owned or over which control or direction is exercised, directly or indirectly, not being within the knowledge of the Company, has been furnished by the respective directors and executive officers individually.

(3)	The number of vested options includes options that will become exercisable within 60 days of April 1, 2011. The exercise price of vested options range from $0.91 to $13.75 per share.

(4)	Percentage of class is calculated based on 65,539,104 common shares outstanding at April 1, 2011. (* indicates less than 1% of the outstanding common shares).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our common shares on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to SunOpta stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our common shares by certain family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

Based solely on a review of the copies of Forms 4 and 5 furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended January 1, 2011 all of our executive officers, directors and greater than 10% holders, if any, filed the reports required to be filed under Section 16(a) on a timely basis under Section 16(a).

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PROPOSAL ONE – ELECTION OF DIRECTORS

Number of Directors; Nominees

The articles of the Company provide that its Board of Directors shall consist of a minimum of five and a maximum of 15 directors. The Company’s Board of Directors is currently comprised of nine directors. The term of office of each director expires at the close of the next Annual Meeting of Shareholders unless he or she resigns or his or her office becomes vacant as a result of death, removal or other cause.

It is proposed that the following nine directors be elected at the Meeting. Each of the nominees named below has consented to be named herein and to serve as a director if elected. Management has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable to serve as a director. There are no family relationships among the Company’s directors, executive officers or persons nominated or chosen to become directors or executive officers.

Board of Director Nominees in Alphabetical Order:

Jay Amato
Steven Bromley
Douglas Greene
Victor Hepburn
Katrina Houde
Cyril Ing
Jeremy Kendall
Alan Murray
Allan Routh

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that shareholders vote FOR the election of each of the nine director nominees named above. The nine nominees who receive the greatest number of votes cast at the Meeting will be elected as directors. However, in accordance with our by-laws, any director who receives more “withhold” than “for” votes will be deemed to have tendered his or her resignation as a director. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted . If any of the nominees for director at the Meeting becomes unavailable for election for any reason, the proxies will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

Information About the Board Nominees

The biographies that follow provide certain information as of April 1, 2011 with respect to the Company’s current directors, each of whom has been nominated and is standing for re-election this year. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should be nominated to serve on the Board in light of our business.

In addition to the factual information provided for each of the nominees, the Board and the Corporate Governance Committee (as Nominating Committee) also believe that each of the nominees has attributes that are important to an effective board, including: sound judgment and analytical skills; integrity and demonstrated high ethical standards; the ability to engage management and one another in a constructive and collaborative manner; diversity of background and experience; and the continued commitment to devote his or her time, energy and skills to ensure the growth and prosperity of the Company.

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Jay Amato was appointed a Director of the Company and Chair of the Corporate Governance Committee in November 2008. Mr. Amato is the founder and CEO of PersonalScreen Media LLC in New York, a company which is developing new methods of monetizing video content on the web.

Previously, Mr. Amato was President and CEO of NASDAQ-traded ViewPoint Corporation, a premier interactive media company. He was also President and COO of Vanstar Corporation, a $2.8 billion public company with 7,000 employees that provided global computer outsourcing services. Adding to a considerable list of accolades and accomplishments, Mr. Amato was nominated for a national Emmy Award in 2008.

Jay Amato

Director Qualifications. Mr. Amato brings extensive experience in building, managing and operating leading edge technology and media based companies in both the private sector and public markets to the SunOpta Board of Directors. He understands the role of new and emerging technologies and business practices and how to apply these for strategic benefit. When combined with a keen understanding of emerging governance practices, Mr. Amato brings a unique perspective to the Board of Directors.

Age: 51
Location: New York, USA
Director Since: Nov 2008
Independent Director

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting	Percentage
	Attendance
Member of Board	8 of 8	100%
Chair of Corporate Governance Committee	4 of 4	100%
Combined Total	12 of 12	100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common	Total Market Value of Common Shares and
		Shares and Vested	Vested Options as at April 1, 2011
		Options
0	13,000	13,000	$99,450
Value of Total Compensation Received in Fiscal Year 2010
Fees Earned or Paid in	Options Awarded	Option Awards (2)	Total
Cash	(#)
$55,335	15,000	$41,655	$96,990

(1)	The number of vested options includes options that will become exercisable within 60 days of April 1, 2011.

(2)	Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Steven Bromley Age: 51 Location: Ontario, Canada Director Since: Jan 2007 Non-Independent Director

Steven Bromley serves as President, Chief Executive Officer and a Director of SunOpta. Mr. Bromley joined SunOpta in June 2001, was appointed President in January 2005 and subsequently Chief Executive Officer in February 2007. Mr. Bromley was appointed to the Board of Directors of SunOpta on January 26, 2007.

From June 2001 through September 2003 Mr. Bromley served as the Company’s Executive Vice President and Chief Financial Officer. Mr. Bromley was subsequently appointed as Chief Operating Officer and held this role until his appointment as Chief Executive Officer.

Prior to joining the Company, Mr. Bromley spent over 13 years in the Canadian dairy industry in a wide range of financial and operational roles with both Natrel Inc. and Ault Foods Limited. From 1997 to 1999 he served on the Board of Directors of Natrel Inc. Mr. Bromley is a Director of most of the Company’s subsidiaries, and since July 2004 has served on the Board of Directors of Opta Minerals (TSX: OPM) which is approximately 66.4% owned by SunOpta.

Director Qualifications. Mr. Bromley has served in a variety of executive positions within SunOpta since 2001 and has a deep understanding of the Company’s operations, products, markets, strategies operating culture and growth opportunities. Mr. Bromley brings this deep knowledge of the Company and the industry in hand with extensive financial and food industry experience to the Board of Directors.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Opta Minerals Inc. (1)
Board / Committee Membership	Meeting	Percentage
	Attendance
Member of Board	8 of 8	100%
Equity Ownership
Common Shares	Vested Options (2)	Total Common	Total Market Value of Common Shares and
		Shares and Vested	Vested Options as at April 1, 2011
		Options
193,449	104,000	297,449	$2,275,485
Value of Total Compensation Received in Fiscal Year 2010

The value of Mr. Bromley’s total compensation received for fiscal year 2010 for services as an officer and a director totaled $1,144,805. For details concerning such compensation, see “Executive Compensation-Compensation of Named Executive Officers- Summary Compensation Table.”

(1)	Mr. Bromley sits on the board of Opta Minerals Inc. (TSX:OPM), a subsidiary of the Company, and was paid director fees and awarded options by Opta Minerals Inc. These amounts are included within the Summary Compensation Table.

(2)	The number of vested options includes options that will become exercisable within 60 days of April 1, 2011.

Douglas Greene was elected to the Board of Directors in September 2008 and currently is a member of the Corporate Governance Committee.

Mr. Greene is a pioneer in the natural and organic foods industry. Mr. Greene founded New Hope Natural Media, the largest Business to Business media group in the natural products industry and ran this company for twenty years, selling it to Penton Media in 1999. He was a board member of Penton Media which was listed on the NYSE and subsequently NASDAQ (OTCBB:PTON) from 1999 to 2005 and served on their Executive, Compensation and Audit Committees. From 1994 to 2005 Mr. Greene was Chairman of Vitrina Group of Moscow, publishers and event producers for the grocery, restaurant and wine industries.

Mr. Greene is a Board member of Next Foods and Z2 Entertainment and has served on several nonprofit Boards.

Douglas Greene

Director Qualifications. Mr. Greene brings extensive knowledge and experience in the natural and organic foods industry to the SunOpta Board of Directors. He has diverse international business experience in both private and public organizations and is able to leverage this experience with his in-depth industry knowledge. The combination of extensive industry knowledge and diverse business experience uniquely qualifies Mr. Greene as a Director of the Company.

Age: 61
Location: California, USA
Director Since: Sept 2008
Independent Director

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting	Percentage
	Attendance
Member of Board	7 of 8	88%
Member of Corporate Governance Committee	3 of 4	75%
Member of Compensation Committee	4 of 5	80%
Combined Total	14 of 17	82%
Equity Ownership
Common Shares	Vested Options (1)	Total Common	Total Market Value of Common Shares and
		Shares and Vested	Vested Options as at April 1, 2011
		Options
123,000	13,000	136,000	$1,040,400
Value of Total Compensation Received in Fiscal Year 2010
Fees Earned or Paid in	Options Awarded	Option Awards (2)	Total
Cash	(#)
$49,526	15,000	$41,655	$91,181

(1)	The number of vested options includes vested options that will become exercisable within 60 days of April 1, 2011.

(2)	Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Victor Hepburn was elected a Director of the Company in September 2008. Mr. Hepburn has also served on the Company’s Compensation Committee since November 2010, and formerly served on the Company’s Corporate Governance Committee until November 2010. Mr. Hepburn is currently a Director of Opta Minerals Inc. (TSX:OPM), which is approximately 66.4% owned by the Company, and Chairman of its Audit Committee. Mr. Hepburn has been self-employed since 2000 as a consultant and is a director of Walker Industries Holdings Inc., an aggregate and waste management company.

Mr. Hepburn was the President and CEO of Hanson Brick America in 1999 and 2000, an international building materials company that is one of the largest ready mix concrete and brick manufacturers in North America. Prior to its acquisition by Hanson Brick America, from 1977 to 1999 Mr. Hepburn was employed in various capacities with Jannock Limited, a company listed on the TSX, including serving as President and Chief Executive Officer, Brick Operations from 1985 to 1999. Mr. Hepburn also served as a Director of the Brick Association of America from 1985 until 2000 and as Vice-Chairman from 1998 until 2000. Mr. Hepburn is a Chartered Accountant and attended the University of Glasgow.

Victor Hepburn

Director Qualifications. Mr. Hepburn is a Chartered Accountant and brings extensive business and financial experience in the private and public sectors to the SunOpta Board of Directors. As a result of his training and extensive experience, the Board of Directors considers Mr. Hepburn to be an expert in financial and accounting matters and thus has been appointed Chairman of the Audit Committee. His business and financial expertise when combined with a deep understanding of governance practices positions Mr. Hepburn to affectively contribute to the SunOpta Board of Directors.

Age: 67
Location: Ontario, Canada
Director Since: Sept 2008
Independent Director

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Opta Minerals Inc.
Board / Committee Membership	Meeting	Percentage
	Attendance
Member of Board	8 of 8	100%
Member of Corporate Governance Committee	3 of 3	100%
Member of Compensation Committee	1 of 1	100%
Chair of Audit Committee	4 of 4	100%
Combined Total	16 of 16	100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common	Total Market Value of Common Shares and
		Shares and Vested	Vested Options as at April 1, 2011
		Options
9,600	13,000	22,600	$172,890
Value of Total Compensation Received in Fiscal Year 2010
Fees Earned or Paid in	Options Awarded	Option Awards (3)	All Other	Total
Cash (2)	(#)		Compensation (4)
$68,110	15,000	$41,655	$37,720	$147,485
(1)	The number of vested options includes options that will become exercisable within 60 days of April 1, 2011.

(2)	Mr. Hepburn is paid in Canadian dollars. His Board of Director and committee fees have been converted to U.S. dollars using the average exchange rate over the year of $1.02 Canadian = $1.00 U.S.

(3)	Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

(4)	Mr. Hepburn sits on the board and certain committees of Opta Minerals, Inc., a subsidiary of the Company, and was paid director fees of $20,588 (CDN $21,000) and awarded 15,000 options in Opta Minerals with an aggregate grant date fair value of $17,132, calculated in accordance with FASB ASC Topic 718, all of which is reflected in this column. Please see Opta Minerals’ consolidated financial statements filed under Opta Minerals’ corporate profile on SEDAR at www.sedar.com for a description of the assumptions used to calculate the fair value of these options.

Katrina Houde was elected to the Board of Directors in December 2000 and also serves as a member of the Audit and Compensation Committees. Ms. Houde has been an independent consultant since March 2000.

From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp. and was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999. She is a Director of a number of private and charitable organizations.

Katrina Houde

Director Qualifications. Ms. Houde has held a variety of positions in the food industry. When combined with her extensive knowledge of the Company’s history, strategies and governance practices, she brings valuable insight and experience to the Board of Directors.

Age: 52
Location: Ontario, Canada
Director Since: Dec 2000
Independent Director

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting	Percentage
	Attendance
Member of Board	8 of 8	100%
Member of Compensation Committee	6 of 6	100%
Member of Audit Committee	4 of 4	100%
Combined Total	18 of 18	100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common	Total Market Value of Common Shares and
		Shares and Vested	Vested Options as at April 1, 2011
		Options
29,000	23,000	52,000	$397,800
Value of Total Compensation Received in Fiscal Year 2010
Fees Earned or Paid in	Options Awarded	Option Awards (3)	Total
Cash (2)	(#)
$50,715	15,000	$41,655	$92,370

(1)	The number of vested options includes options that will become exercisable within 60 days of April 1, 2011.

(2)	Ms. Houde is paid in Canadian dollars. Her Board of Director and committee fees have been converted to U.S. dollars using the average exchange rate over the year of $1.02 Canadian = $1.00 U.S.

(3)	Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Cyril Ing is a retired Professional Engineer and also holds an MBA. He was elected a Director in January 1984 and became an employee, Vice-President Engineering, of the Company in August 1985, retiring from the position in 1992. Mr. Ing currently serves on the Corporate Governance Committee. Mr. Ing also formerly served on the Compensation and Audit Committees until November 2010.

In the past five years, Mr. Ing has served on the following Boards of Directors of Canadian listed reporting companies: Jemtec Inc. (11/99 to present) and Easton Minerals Ltd. (11/99 to present).

Cyril Ing

Director Qualifications. Mr. Ing has considerable knowledge of the history, strategies, technologies and culture of the Company, having served as a Director since 1984. Mr. Ing’s training as a professional engineer provides him with a deep understanding of the processes and technologies utilized by the Company’s operations. This technical perspective combined with a considerable knowledge of the history of the business uniquely qualifies Mr. Ing as a Director of the Company.

Age: 78
Location: Ontario, Canada
Director Since: Jan 1984
Independent Director

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Easton Minerals Ltd.
Jemtec Inc.
Board / Committee Membership	Meeting	Percentage
	Attendance
Member of Board and Board Secretary	7 of 8	87.5%
Member of Corporate Governance Committee	1 of 1	100%
Member of Compensation Committee	5 of 5	100%
Member of Audit Committee	3 of 3	100%
Combined Total
Equity Ownership
Common Shares	Vested Options (1)	Total Common	Total Market Value of Common Shares and
		Shares and Vested	Vested Options as at April 1, 2011
		Options
97,834	23,000	120,834	$924,380
Value of Total Compensation Received in Fiscal Year 2010
Fees Earned or Paid in	Options Awarded	Option Awards (3)	Total
Cash (2)	(#)
$45,325	15,000	$41,655	$86,980

(1)	The number of vested options includes options that will become exercisable within 60 days of April 1, 2011.

(2)	Mr. Ing is paid in Canadian dollars. His Board of Director and committee fees have been converted to U.S. dollars using the average exchange rate over the year of $1.02 Canadian = $1.00 U.S.

(3)	Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Jeremy Kendall has served as a Director of the Company since September 1978. He became CEO and Chairman of the Board of SunOpta in June 1983 and retired as CEO in January 2007. He remains as Chairman of the Board of the Company and the Company's subsidiaries. Mr. Kendall is also currently the Chairman of Opta Minerals Inc. (TSX:OPM), which is approximately 66.4% owned by the Company, and Chairman of Easton Minerals, a mineral exploration company listed on the TSX Venture Exchange (the “TSXV”) which is approximately 32% owned by the Company. Mr. Kendall was recently appointed to the Board of Mascoma Corporation following the sale of SunOpta BioProcess Inc. to Mascoma Corporation in August 2010. SunOpta has a 19.6% ownership position in Mascoma Corporation. Mr. Kendall also serves on the Board of Asia BioChem Group Corp. (TSX:ABC), a major starch manufacturer in China, and is Chairman of Jemtec Inc. (6/91 to present), a distributor of electronic home incarceration equipment listed on the TSXV.

He is also a Director of a number of private and charitable organizations.

Jeremy Kendall

Director Qualifications. Mr. Kendall provides extensive knowledge of the Company’s history, strategies, products and operating philosophies. Having led the Company’s entry into natural, organic and specialty foods and having been a Director of the Company since 1978 and served as CEO from 1983 through 2007, Mr. Kendall is uniquely qualified to provide leadership as a Director to the Company from both a strategic and operational perspective.

Age: 71
Location: Ontario, Canada
Director Since: Sept 1978
Non-Independent Director

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Opta Minerals Inc.
Easton Minerals Ltd.
Jemtec Inc.
Asia Bio-Chem Group Corp
Board / Committee Membership	Meeting	Percentage
	Attendance
Chairman of the Board	8 of 8	100%
Combined Total	8 of 8	100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common	Total Market Value of Common Shares and
		Shares and Vested	Vested Options as at April 1, 2011
		Options
504,151	21,800	525,951	$4,023,525
Value of Total Compensation Received in Fiscal Year 2010
Fees Earned or Paid in	Options Awarded	Option Awards (3)	All Other	Total
Cash (2)	(#)		Compensation (4)
$43,365	15,000	$41,655	$232,328	$317,348

(1)	The number of vested options includes options that will become exercisable within 60 days of April 1, 2011.

(2)	Mr. Kendall is paid in Canadian dollars. His compensation has been converted to U.S. dollars using the average exchange rate over the year of $1.02 Canadian = $1.00 U.S.

(3)	Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

(4)	Mr. Kendall sits on the board and certain committees of Opta Minerals, Inc., a subsidiary of the Company, and was paid director fees of $19,118 (CDN $19,500) and awarded 15,000 options in Opta Minerals with an aggregate grant date fair value of $17,132, calculated in accordance with FASB ASC Topic 718, all of which is reflected in this column. Please see Opta Minerals’ consolidated financial statements filed under Opta Minerals’ corporate profile on SEDAR at www.sedar.com for a description of the assumptions used to calculate the fair value of these options. This column also reflects $196,078 (CDN $200,000) that Mr. Kendall received under a Retiring Allowance Agreement with the Company.

Alan Murray was elected a Director of the Company in July 2010 and appointment Vice Chair in March 2011, and also serves on the Audit and Compensation Committees. Mr. Murray has over 30 years of experience as a supplier to the food industry in three continents. Mr. Murray spent 10 years with Unilever, primarily in marketing roles both in the Netherlands and South Africa. From 1990 to 2010 he worked for Tetra Pak, the world leader in processing and packaging systems serving the food industry. During this period he led their operations in Southern Africa, Central Europe (Czech Republic and Slovakia) and North America. Mr. Murray has been a Board member of the industry organization NFPA (now merged with GMA), and the IDFA. He was also Co-founder and Chairman of the industry group Carton Council, a body founded to stimulate the recycling of beverage cartons. Mr. Murray has not served on any other reporting issuers Board of Directors. He is currently the CEO of NextFoods, creators of GoodBelly probiotic fruit drink, based in Boulder Co.

Alan Murray

Director Qualifications. Mr. Murray brings strong business experience to the SunOpta Board of Directors having a background in manufacturing, business turnaround, business integration and profitable revenue growth. Mr. Murray has lived and worked abroad with experience in Western and Eastern Europe and Africa. Mr. Murray’s exposure to international business is an asset to the Board as the Company continues to expand globally.

Age: 51
Location: Colorado, USA
Director Since: July 2010
Independent Director

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting	Percentage
	Attendance
Member of Board	4 of 4	100%
Member of the Audit Committee	1 of 1	100%
Chair of Compensation Committee	1 of 1	100%
Combined Total	6 of 6	100%
Equity Ownership
Common Shares	Vested Options	Total Common	Total Market Value of Common Shares and
		Shares and Vested	Vested Options as at April 1, 2011
		Options
0	0	0	$0
Value of Total Compensation Received in Fiscal Year 2010
Fees Earned or Paid in	Options Awarded	Option Awards (2)	Total
Cash	(#)
$34,289	15,000	$51,920	$86,209

(1)	Consists of the aggregate grant date fair value of stock options granted under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Mr. Routh is President of the Company's Grains and Foods Group, the largest operating group within SunOpta, and prior to March 2003 was President and Chief Executive Officer of the SunRich Food Group, Inc., a wholly-owned subsidiary of the Company.

Mr. Routh has been involved in the soy industry and soy industry organizations since 1984. He is also a Director of other private companies. In the past five years, Mr. Routh has not served on any other reporting issuers Board of Directors.

Allan Routh

Director Qualifications. Mr. Routh brings extensive industry and company knowledge to the SunOpta Board of Directors. Mr. Routh joined the Board in September 1999 and has a deep understanding of the history, strategies, markets and evolution of the Company, Mr. Routh is a pioneer in the soy and organic foods industries, providing the Company and the Board of Directors with valuable insights into these and related foods markets.

Age: 60
Location: Minnesota,
USA
Director Since: Sept 1999
Non-Independent Director

Other Public Company directorships in the past five years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting	Percentage
	Attendance
Member of Board	8 of 8	100%
Combined Total	8 of 8	100%
Equity Ownership
Common Shares	Vested Options (1)	Total Common	Total Market Value of Common Shares and
		Shares and Vested	Vested Options as at April 1, 2011
		Options
476,329	34,500	510,829	$3,907,842
Value of Total Compensation Received in Fiscal Year 2010

The value of Mr. Routh’s total compensation received for fiscal year 2010 for services as an officer and a director totaled $496,200. For details concerning such compensation, see “Executive Compensation–Compensation of Named Executive Officers–Summary Compensation Table.”

(1)	The number of vested options includes vested options that will become exercisable within 60 days of April 1, 2011.

CORPORATE GOVERNANCE

Board Composition, Leadership and Size

Presently, the Board of Directors consists of nine directors. The Board has determined that the current size is sufficient to ensure the presence of directors with diverse experience and skills, without hindering effective decision-making or diminishing individual accountability. The Board also believes this range is flexible enough to permit the recruitment, if circumstances so warrant, of an outstanding director candidate in whom the Board may become interested at a future time. The Corporate Governance Committee periodically reviews the organization, size, operation, practice, and tenure policies of the Board and recommends changes to the full Board as appropriate.

Each of the directors and executive officers of the Company is required to certify on an annual basis that he or she has reviewed and is knowledgeable as to the contents of the Company’s code of business conduct and ethics (the “Code”) and is not aware of any violations of the Code. All new employees of the Company are required to certify at the time of hiring that they have reviewed and are knowledgeable as to the contents of the Code. The Company monitors compliance with the Code through management oversight and regular communications with employees. In addition the Company has established and maintains, through an independent third party service provider, a confidential toll-free ethics reporting hotline which all directors, officers and employees are advised of and encouraged to use to report matters which may constitute violations of the Code.

The effectiveness and contribution of the Board, each committee of the Board and each of the individual directors are assessed annually with the assistance of a third party consulting firm specializing in board effectiveness (the “Board Effectiveness Consultant”). Each of the directors is required to complete a detailed questionnaire which is prepared and reviewed by the Board Effectiveness Consultant and the results of such review are reported to, and discussed in detail at, a meeting of the full Board of Directors.

Two of our executive officers, Steven Bromley, Chief Executive Officer, and Allan Routh, President of the SunOpta Grains and Food Group, serve on the Board of Directors. Jeremy Kendall serves as the Chairman of the Board. Mr. Kendall previously served as the Company’s Chief Executive Officer, until his retirement on February 1, 2007. The Board does not have a policy concerning the separation of the roles of Chief Executive Officer and Chairman, as the Board believes that it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently these roles are separate.

The current Chairman of the Board, while not an employee or officer of the Company, is not an independent director. In March 2011, the Company appointed Alan Murray as the Vice-Chair of the Board. Mr. Murray is an independent director and, while serving as Vice-Chair of the Board, it is expected that Mr. Murray will assist the Chairman and provide an independent viewpoint on all matters. The Chairman of the Board sets the agenda for meetings of the Board with input and feedback from the directors. The Vice-Chair, as the Chairman’s deputy, performs the duties that are delegated to him by the Chairman, which duties may include: assisting in preparing Board and Committee agendas and establishing priorities of the Board; acting as chairman for meetings of the independent directors; serving as a liaison between the Chairman and the CEO, on one hand, and the independent directors, on the other; assisting the Chairman and the CEO with ongoing matters between meetings of the Board; and serving as acting Chairman of the Board in the absence of the Chairman, or when a motion involving the Chairman is being discussed. All committees of the Board are chaired by independent directors. The Board and the Corporate Governance Committee believe that the current Board leadership structure is an appropriate structure for the Company and will continue to periodically evaluate whether the structure is in the best interests of the Company and its shareholders.

Director Independence

Under NASDAQ listing rules, a majority of the members of the Board must be “independent directors,” An independent director under NASDAQ listing rules is a person other than an executive officer or employee or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators recommends that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no "material relationship" with the Company. Director independence of each of the current directors is determined by the Board of Directors with reference to the requirements as set forth by Canadian securities regulators in National Instrument 52-110 - Audit Committees of the Canadian Securities Administrators, the rules and regulations of the TSX, NASDAQ and SEC (collectively, the “Rules and Regulations”).

With six of the directors considered independent, the Board of Directors is composed of a majority of independent directors. The Board has determined that the independent directors, within the meaning of the Rules and Regulations, are Cyril Ing, Katrina Houde, Douglas Greene, Victor Hepburn, Jay Amato and Alan Murray. Because each is either a current or former officer of the Company, Mr. Jeremy Kendall, Chairman, Mr. Steven Bromley, President and Chief Executive Officer, and Mr. Allan Routh, President of the SunOpta Grains and Foods Group, are considered to have a material relationship with the Company and, therefore, are not independent.

Executive Sessions

The independent directors meet without management and non-independent directors at regularly scheduled in-person Board meetings, generally following meetings of the full Board. One of the independent members of the Board presides at these meetings.

Meeting Attendance

The Board held five regularly scheduled meetings and three special telephonic meetings during fiscal year 2010. Each incumbent board member attended at least 75% of the aggregate number of meetings held by the Board and all committees on which he or she served.

Director Orientation

The Company has a formal director orientation policy to ensure that all new Directors receive proper orientation to facilitate the level of familiarity with the Company’s practices, policies and operations required to meet Board responsibilities.

The current process to orient new directors is as follows:

1)	The new director meets with the Chairman and CEO to discuss the Company (history, vision, mission and values, organization structure, share holdings, strategic plan, fiscal business plan and budget, historical and current year to date fiscal results).

2)	The new director meets with the Chairman to discuss the aspects of the Board such as charters, by-laws, review of Board and committee minutes for the past year, Board administration matters, expense reimbursement practices, and policies (ethics, insider trading, others).

3)	The new director meets with other Directors of the Company and certain members of Corporate Management and Divisional Presidents which allow new directors an opportunity to ask questions about the role of the Board, its committees and directors and the nature and operation of the Company. Following nomination, new directors are encouraged to meet members of management and to visit the Company’s premises and view its operations.

4)	New directors are provided access to the Company’s continuous disclosure documents as filed with the SEC and on SEDAR, investor presentation material, director mandate document and Business Ethics & Code of Conduct policies which they are required to sign off that they have read and understood.

Board Role in Risk Oversight

The Board has risk oversight responsibility and sets the tone for risk tolerance within the Company. The Board strives to effectively oversee the Company's enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company's culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company's risk philosophy by having discussions with management to establish a mutual understanding of the Company's overall appetite for risk. The Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company's most significant risk exposures. The Board expects frequent updates from management about the Company's most significant risks so as to enable it to evaluate whether management is responding appropriately. During each regularly scheduled Board meeting, the Board also reviews components of the Company's long-term strategic plans and the principal issues, including foreseeable risks that the Company expects to face in the future.

The Board oversees risk management directly, as well as through its committees. For example, the Audit Committee reviews the Company’s policies and practices with respect to risk assessment and risk management, including discussing with senior management major financial risks and the steps taken to monitor and control exposure to such risk. The Corporate Governance Committee considers risks related to succession planning and the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of executive compensation programs and arrangements. See below for additional information about the Board’s committees. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Committees

The Board of Directors presently has three committees, with the principal functions and membership described below. Each committee has a charter, which is available at our website at www.sunopta.com, under the “Investor Relations” link. The following table summarizes the current membership of each of our three Board committees. Each of the three committees is composed entirely of independent directors.

Director	Audit Committee	Corporate Governance	Compensation Committee
Committee
Jay Amato		X (Chair)
Douglas Greene		X
Victor Hepburn	X (Chair)		X
Katrinia Houde	X		X
Cyril A. Ing		X
Alan Murray	X		X (Chair)

Audit Committee

The Audit Committee’s duties and responsibilities are documented in a formal Audit Committee Charter, which is regularly updated. These duties and responsibilities include (a) providing oversight of the financial reporting process and management’s responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board the appointment and authorizing remuneration of the Company’s auditors; (c) providing oversight of the adequacy of the Company’s system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations. The Audit Committee meets a minimum of four times a year, once to review the Annual Report on Form 10-K and annual Audited Consolidated Financial Statements, and once before each quarter’s earnings are filed to review interim financial statements and the Quarterly Report on Form 10-Q which is filed with the SEC in the U.S. and with an applicable securities regulator in Canada. Other meetings may be held at the discretion of the Chair of the Audit Committee. The Audit Committee has free and unfettered access to Deloitte & Touche LLP, the Company’s independent registered accounting firm and auditors, the Company’s risk management and internal audit team and the Company’s internal and external legal advisors.

The Audit Committee maintains a company-wide whistle-blower policy related to reporting of concerns in accounting or internal controls. This policy gives all employees of the Company the option of using a hot line administered by a third party for communication concerns dealing with a wide range of matters including accounting practices, internal controls or other matters affecting the Company’s or the employees well being.

Our Audit Committee is currently comprised of Victor Hepburn, Alan Murray and Katrina Houde. The Board has determined that each member of the Audit Committee (1) is “independent” as defined by applicable SEC rules and NASDASQ listing rules, (2) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and (3) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. In addition, the Board has determined that Victor Hepburn meets the definition of “audit committee financial expert,” as defined in SEC rules, and has appointed Mr. Hepburn as Chairman of the Audit Committee. Alan Murray was appointed in November 2010, replacing Cyril Ing who transitioned from the Audit Committee.

The report of the Audit Committee appears under the heading “Report of the Audit Committee” below.

The Audit Committee met formally four times during 2010.

Corporate Governance Committee (Nominating Committee)

The Corporate Governance Committee’s duties and responsibilities are documented in a formal Corporate Governance Committee Charter, which is updated regularly. These duties and responsibilities include: (a) identifying individuals qualified to become members of the Board of Directors, and selecting or recommending director nominees; (b) developing and recommending to the Board of Directors corporate governance principles applicable to the Company; (c) leading the Board of Directors in its annual review of the performance of the Board of Directors; (d) recommending to the Board of Directors director nominees for each committee; (e) discharging the responsibilities of the Board of Directors relating to compensation of the Company’s directors; (f) leading the Board of Directors in its annual review of the performance of the Chief Executive Officer (“CEO”); and (g) regularly assessing the effectiveness of the Company’s governance policies and practices.

The Corporate Governance Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. To be considered for membership on the Board, the Nominating Committee will consider certain necessary criteria that a candidate should meet, which would include the following: (a) be of proven integrity with a record of substantial achievement; (b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board and Committee meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and (e) be committed to building sound, long-term Company growth. The Committee also takes into consideration the range of skills and expertise that should be represented on the Board, geographic experience with businesses and organizations, and potential conflicts of interest that could arise with director candidates. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews. Although the Company does not have a separate diversity policy relating to the identification and evaluation of nominees for director, the Corporate Governance Committee seeks to include members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.

A shareholder may recommend a person as a nominee for election as a director at the Company’s next annual meeting of shareholders by writing to the Secretary of the Company. Each notice of nomination should contain the following information: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of common shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the Board of Directors and to ensure that each such nominee is qualified to serve as a director pursuant to the requirements of the Canada Business Corporations Act; and (e) the consent of each nominee to serve as a director of the Company if so elected. Formal nominations for director candidates to be considered for election at the 2012 Annual Meeting of Shareholders must be received before the date specified below under “Shareholder Proposals for 2012 Annual Meeting of Shareholders; Shareholder Communications.”

Our Corporate Governance Committee is currently comprised of Jay Amato, Douglas Greene and Cyril Ing, each of whom has been determined by the Board to be independent. Jay Amato is Chairman of the Corporate Governance Committee. Cyril Ing was appointed in November 2010, replacing Victor Hepburn who transitioned from the Committee.

The Corporate Governance Committee met formally four times during 2010.

Compensation Committee

The Compensation Committee’s duties and responsibilities are documented in a formal Compensation Committee Charter, which is updated regularly. These duties and responsibilities include to (1) reward executives for long-term strategic management and enhancement of shareholder value; (2) support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies; (3) attract and retain executives whose abilities are considered essential to the long-term success and competitiveness of the Company through the Company’s salary administration program; (4) align the financial interests of the Company’s executives with those of the shareholders and (5) ensure fair and equitable treatment for all employees.

The function of the Compensation Committee is to determine the compensation of the CEO as well as to review and approve the compensation recommended by the CEO for certain officers of the Company and to review overall general compensation policies and practices for all employees of the Company. In addition, this Committee oversees the Amended and Restated 2002 Stock Option Plan, Employee Stock Purchase Plan and any other incentive plans that may be established for the benefit of employees of the Company.

Our Compensation Committee is currently comprised of Alan Murray, Victor Hepburn and Katrina Houde, each of whom has been determined by the Board to be independent. Alan Murray serves as Chairman of the Compensation Committee. Alan Murray and Victor Hepburn were appointed to the Compensation Committee in November 2010, replacing Douglas Greene and Cyril Ing who transitioned from the Committee.

The report of the Compensation Committee appears under the heading “Executive Compensation–Compensation Committee Report” below.

The Compensation Committee met formally six times during 2010.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has served as one of our officers or employees at any time over the past year. None of our executive officers serve as a member of the Compensation Committee of any other entity that has an executive officer serving as a member of our Board or Compensation Committee. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Directors and Officers Liability Insurance

The Company’s comprehensive insurance policies include coverage, which indemnifies the directors and officers of the Company. The approximate annual cost of this coverage is $360,313 and the policy contains a deductible of $100,000 except for security claims which has a deductible of $350,000.

Code of Ethics

The Company has a Code of Ethics policy applicable to all employees, including the Company’s executive officers and employees performing similar functions, as well as all persons serving as directors and consultants to the Company. A copy of the Code of Ethics policy is available, without charge, at www.sunopta.com or upon written request to the Company at SunOpta Inc., 2838 Bovaird Drive West, Brampton, Ontario, Canada, L7A 0H2. Attention: Information Officer. Any amendments to, or waivers of, the Code of Ethics which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.sunopta.com.

Compensation of Directors

Annual compensation for non-employee directors is comprised of cash and option-based equity compensation. Such cash compensation consisted of an annual retainer and supplemental retainers for the chairs and members of Board committees. Option-based equity compensation consisted of options granted under our Amended and Restated 2002 Stock Option Plan. In addition, Victor Hepburn and Jeremy Kendall received certain fees and stock options from Opta Minerals, Inc. as compensation for serving on the board of directors and certain committees of the board of Opta Minerals, Inc., one of our subsidiaries, and Jeremy Kendall received additional compensation in the form of a retirement allowance under a contract with the Company, all of which is set forth in more detail in the table below. Steven Bromley, our President and Chief Executive Officer, and Allan Routh, President of our Grains and Foods Group, are not included in this table since they were employees of the Company and received no additional compensation for their services as directors of SunOpta; thus, their compensation is shown in the Summary Compensation Table.

The total 2010 compensation for our non-employee directors is shown in the following table:

2010 Director Compensation

Name	Fees Earned	Option	All Other	Total ($)
	or Paid in	Awards (1)	Compensation
	Cash ($)	($)	($)
Jay Amato	55,335	41,655	-	96,990
Douglas Greene	49,526	41,655	-	91,181
Victor Hepburn (2) (3)	68,110	41,655	37,720	147,485
Katrina Houde (2)	50,715	41,655	-	92,370
Cyril Ing (2)	45,325	41,655	-	86,980
Jeremy Kendall (2) (3) (4)	43,365	41,655	232,328	317,348
Alan Murray	34,289	51,920	-	86,209

(1)	Consists of the aggregate grant date fair value of stock options granted to directors under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.
(2)	This Board member is paid in Canadian dollars. His/her Board of Director and committee fees have been converted to U.S. dollars using the average exchange rate of the year of $1.02 Candian = $1.00 U.S.
(3)	Mr. Kendall and Mr. Hepburn also sit on the board and certain committees of Opta Minerals, Inc. and were paid director fees of $19,118 (CDN $19,500) and $20,588 (CDN $21,000) respectively and both awarded 15,000 options in Opta Minerals with an aggregate grant date fair value of $17,132, calculated in accordance with FASB ASC Topic 718, all of which is reflected in the “All Other Compensation” column. Please see Opta Minerals’ consolidated financial statements filed under Opta Minerals’ corporate profile on SEDAR at www.sedar.com for a description of the assumptions used to calculate the fair value of these options.
(4)	For Mr. Kendall, the “All Other Compensation” column also reflects a retiring allowance from the Company in the amount of $196,078 (Cdn $200,000) under a contract with the Company.

The Board believes that compensation for non-employee directors should be competitive and should fairly compensate directors for the time and skills devoted to serving our Company but, for independent directors, should not be so great as to compromise independence.

All of our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of our Board or its committees and for other reasonable expenses related to the performance of their duties as directors. The Board believes that our total director compensation package is competitive with the compensation offered by other companies and is fair and appropriate in light of the responsibilities and obligations of our directors.

Penalties and Sanctions and Personal Bankruptcies

The information related to cease trade orders and bankruptcies, not being within the knowledge of the Company, has been furnished by the directors. Other than set out below, none of the proposed nominees for election to the Board of Directors:

1)	is, as at the date of this Proxy Statement, or was within 10 years before the date of the Proxy Statement, a director or chief executive officer or chief financial officer of any company (including the Company) that:

	(i)	was the subject of an order (as defined in Form 51-102F5 made under National Instrument 51- 102 of the Canadian Securities Administrators) that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

	(ii)	was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer, or chief financial officer, and which resulted from an event that occurred while that person was acting in the capacity as a director, chief executive officer, or chief financial officer; or

2)

is at the date hereof, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

In 2008 the Company received letters from the SEC requesting additional information in connection with the restatement of the Company’s filings for each of the quarterly periods ended March 31, 2007, June 30, 2007, and September 30, 2007. The SEC concluded their investigation in the quarter ended October 2, 2010 and came to a settlement with the Company, Mr. Bromley, President and Chief Executive Officer, and Mr. Dietrich, the former Chief Financial Officer of the Company. Under the settlement, the Company agreed to an administrative order (“Order”) directing that the Company cease and desist from committing or causing any violations and any future violations of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act, and Rules 12b–20, 13a–11 and 13a–13 thereunder. The Order did not require the Company to make any payment. Mr. Bromley and Mr. Dietrich also agreed to the Order, which directed that they cease and desist from committing and causing any violations and any future violations of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act and Rules 12b–20, 13a–11, 13a–13 and 13a–14 thereunder. In addition, Mr. Bromley was ordered to pay disgorgement of $40,905 and prejudgment interest of $5,295, and Mr. Dietrich was ordered to pay disgorgement of $5,780 and prejudgment interest of $1,012. Those amounts represented a portion of the proceeds that each of them received in connection with properly approved option exercises and sales of the Company’s common stock that occurred before the Company’s quarterly financial statements for 2007 were restated. The Company, Mr. Bromley and Mr. Dietrich each consented to the issuance of the Order without admitting or denying the Commission’s findings. The settlement concluded the Commission’s inquiry.

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PROPOSAL TWO –APPOINTMENT AND REMUNERATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM AND AUDITOR

Appointment of Independent Registered Public Accounting Firm and Auditor

The Audit Committee of the Board has recommended that Deloitte & Touche LLP (“Deloitte”) be reappointed as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders. Shareholders will be asked to vote at the Meeting to appoint Deloitte as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and to authorize the Audit Committee to fix their remuneration. Deloitte has served as our auditors since 2008. One or more representatives of Deloitte will attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders in attendance.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the appointment of Deloitte as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and FOR authorizing the Audit Committee to fix their remuneration. In the event that shareholders do not appoint Deloitte as the Company’s auditors at the Meeting and another accounting firm is not appointed, the Audit Committee will reconsider its recommendation and the Board will select another accounting firm to serve as the Company’s independent registered public accounting firm and auditor.

This Proposal will be approved if a quorum is present at the Meeting and the votes cast in favour of the Proposal constitute a majority of the total votes cast on the Proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this Proposal.

Fees Billed by Deloitte

The following table sets forth the aggregate fees billed by Deloitte for each of the last two fiscal years relating to the audit of the Company’s 2010 and 2009 consolidated financial statements and the other serviced indicated:

Fee Category	Fiscal 2010 ($)	Fiscal 2009 ($)

Audit Fees	1,921,128	1,898,000
Audit-Related Fees	196,912	-
Tax Fees	60,233	49,000
Other Fees	10,000	12,000

Total Fees	2,188,273	1,959,000

Following is a description of the nature of services comprising the fees disclosed under each category.

Audit Fees. These amounts relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Reports on Form 10-K, annual audits of the effectiveness of the Company’s internal control over financial reporting, reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and services normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or its engagement for the indicated fiscal year, statutory audits of certain Company’s subsidiaries, and services relating to filings under the Exchange Act. The amounts noted above include out-of-pocket expenses.

Audit-Related Fees. These amounts relate to assistance on acquisitions or divestitures and other audit-related projects as well as review of regulatory filings.

Tax Fees. These amounts relate to professional services for tax compliance, tax advice and tax planning.

Other Fees: Other fees related to various miscellaneous matters including public accountability board fees, review of committee charters and other smaller matters.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent registered public accounting firm. The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Deloitte prior to the engagement with the exception that management is authorized to engage Deloitte in respect of services to the extent that (a) each individual engagement is not more than $50,000, and (b) the aggregate for all engagements does not exceed $100,000. These services are subsequently approved at the next scheduled Audit Committee meeting. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by Deloitte during the fiscal year ended January 1, 2011 were approved in accordance with this policy. These services have included audit services, audit-related services, tax services and all other fees as described above.

Financial Information Systems Design and Implementation Fees

No fees were billed by Deloitte to the Company during any of the last two fiscal years for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of SunOpta Inc. ("SunOpta") assists the Board in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of SunOpta's internal controls. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which can be found on SunOpta's website at www.sunopta.com. The members of the Committee are Victor Hepburn, Alan Murray and Katrina Houde, each of whom meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and applicable independence requirements of the NASDAQ listing rules.

The Committee has reviewed and discussed SunOpta's audited financial statements for the year ended January 1, 2011 with SunOpta's management. The Committee has discussed with Deloitte & Touche LLP, SunOpta's independent registered public accounting firm and auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP's communications with the Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.

In reliance on the review and the discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 1, 2011, for filing with the SEC.

This report has been submitted by Victor Hepburn, Alan Murray and Katrina Houde, all members of the Audit Committee.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that SunOpta specifically incorporates it by reference in such filing.

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PROPOSAL THREE – APPROVAL OF AN AMENDMENT TO THE 2002 STOCK OPTION PLAN

General

In order to give the Company the flexibility to responsibly address its future equity compensation needs, the Company is requesting that shareholders approve an amendment (the “Amendment”) to the SunOpta Inc. 2002 Amended and Restated Stock Option Plan (the “Stock Option Plan”), to increase the number of common shares of the Company (“Common Shares”) reserved for issuance upon the exercise of options granted thereunder by 2,500,000 Common Shares. The Amendment was approved by the Board on March 8, 2011 based on the recommendation of the Compensation Committee, subject to shareholder approval. The proposed resolution in respect of the Amendment is set forth below under “Shareholder Approval” in this Proposal Three.

The Stock Option Plan provides the Company’s employees, directors, officers and consultants with the opportunity to purchase Common Shares and is designed to attract, retain and motivate qualified employees, directors, officers and consultants in order to achieve the Company’s long-term growth and profitability objectives, provide competitive levels of remuneration, recognize individual initiatives and achievements, link compensation to corporate performance and align the interests of the Company’s employees, directors, officers and consultants with the interests of shareholders. The closing price for the Common Shares as reported on the Nasdaq Global Select Market on April 1, 2011 was $7.65.

In June 2002, the Company’s shareholders originally approved the adoption of the Stock Option Plan which authorized 1,500,000 Common Shares for issuance under the Stock Option Plan. In March 2004, the Stock Option Plan was amended to reserve an additional 1,500,000 Common Shares for issuance. In May 2007, the Stock Option Plan was further amended to, among other things, extend the Stock Option Plan’s termination date to May 14, 2017 and to reserve an additional 2,000,000 Common Shares for issuance. As of the date of this Proxy Statement, an aggregate of 65,539,104 Common Shares are issued and outstanding. Under the terms of the Stock Option Plan as currently constituted and before giving effect to the Amendment, a maximum of 5,000,000 Common Shares have been reserved for issuance thereunder. If shareholders approve the resolution in respect of the Amendment, an aggregate of 7,500,000 Common Shares may be issued under the Stock Option Plan.

As of the date of this Proxy Statement, options to purchase an aggregate of 2,515,300 Common Shares, representing approximately 3.84% of the currently issued and outstanding Common Shares, are currently outstanding under the Stock Option Plan and 1,838,420 Common Shares have been issued upon exercise of options previously granted under the Stock Option Plan. The Company also anticipates granting options to acquire approximately an additional 625,000 Common Shares within the 30-day period following the date of this Proxy Statement (the “Proposed Grant”) as part of its annual long-term incentive granting process. As a result, approximately 21,280 Common Shares will be available for issuance under the Stock Option Plan after giving effect to the Proposed Grant, unless the Amendment is approved.

The Compensation Committee and the Board as a whole believe that the current number of available Common Shares under the Stock Option Plan is insufficient to meet its objectives with respect to the Company’s ability to attract and retain talented individuals on a going-forward basis. The Compensation Committee and the Board believe that increasing the number of Common Shares issuable under the Stock Option Plan is necessary to allow the Company to continue to utilize equity-based compensation awards to retain and attract the services of key individuals essential to the Company’s growth and success. Additionally, the Stock Option Plan enables participants to share in the Company’s future success.

The Common Shares reserved for issuance upon the exercise of an option that is surrendered, cancelled or expires unexercised are available for the subsequent grant of options. However, Common Shares issued pursuant to any options granted under the Stock Option Plan and subsequently exercised are not available for re-granting under the Stock Option Plan. If shareholders approve the resolution in respect of the Amendment, after giving effect to the Proposed Grant, options to purchase an aggregate of 3,140,300 Common Shares, representing approximately 4.79% of the currently issued and outstanding Common Shares, will be outstanding under the Stock Option Plan and an aggregate of 2,521,280 Common Shares, representing approximately 3.85% of the currently issued and outstanding Common Shares will be available for issuance under the Stock Option Plan (assuming that no options are exercised or surrendered subsequent to the date of this Proxy Statement and prior to the date of the resolution in respect of the Amendment being approved by shareholders).

If the Amendment is not approved by shareholders at the Meeting, then the Stock Option Plan will continue in operation pursuant to its terms with no change to the number of Common Shares reserved for issuance thereunder.

The Company has registered with the SEC on a Form S-8 Registration Statement the Common Shares currently issuable under the Stock Option Plan. If the Amendment is approved by shareholders, the Board of Directors intends to cause the additional Common Shares that will become available for issuance under the Stock Option Plan to be registered on a Form S-8 Registration Statement to be filed with the SEC at the Company’s expense prior to the issuance of any such additional Common Shares.

Summary of the Stock Option Plan

Since the original adoption of the Stock Option Plan, the Board of Directors and the Compensation Committee have kept themselves informed of the views of securities regulators, institutional investors and other market participants in respect of security-based compensation arrangements and have monitored evolving trends in the approach taken by companies comparable to the Company with respect to security-based compensation arrangements. In that regard, in connection with the proposed Amendment to increase the number of Common Shares reserved for issuance under the Stock Option Plan, the Board of Directors has also approved other amendments to the Stock Option Plan to bring the Stock Option Plan current with present trends and to be consistent with regulatory guidance. The following is a summary of the material terms of the Stock Option Plan as recently amended by the Board of Directors and after giving effect to the proposed Amendment. This summary does not purport to be a complete description of the Stock Option Plan, and is qualified in its entirety by reference to the full text of the Stock Option Plan attached as Annex I to this Proxy Statement, which gives effect to the proposed Amendment.

Shares Subject to Plan; Limits

The Stock Option Plan includes limits on the total number of Common Shares issuable pursuant to the Stock Option Plan as well as on the number of Common Shares issuable to Insiders (as defined in the Stock Option Plan) and to non-executive directors of the Company, as follows:

(a)	subject to adjustment in the event of a reorganization, recapitalization, consolidation, subdivision, merger or similar transaction or event involving the Company, a maximum of 7,500,000 Common Shares are reserved for issuance under the Stock Option Plan;

(b)	no more than 5% of the total number of issued and outstanding Common Shares (on a non-diluted basis) may be reserved for issuance to any one person pursuant to the Stock Option Plan and, in any one calendar year, no person may be granted options to purchase Common Shares in excess of 500,000 Common Shares (subject to adjustment the event of a reorganization, recapitalization, consolidation, subdivision, merger or similar transaction or event involving the Company);

(c)	the number of Common Shares issuable to Insiders (as defined in the Stock Option Plan) pursuant to options granted under the Stock Option Plan, together with Common Shares issuable to Insiders under any other security-based compensation arrangements of the Company, may not exceed 10% of the number of Common Shares outstanding immediately prior to the grant of any such option (on a non-diluted basis);

(d)	the number of Common Shares issued to Insiders pursuant to options granted under the Stock Option Plan, together with Common Shares issued to Insiders under any other security-based compensation arrangements of the Company, may not, within any 12 month period, exceed 10% of the number of Common Shares outstanding immediately prior to the grant of any such option (on a non-diluted basis);

(e)	the number of Common Shares issuable to any one Insider pursuant to options granted under the Stock Option Plan, together with Common Shares issuable to such Insider under any other security-based compensation arrangements of the Company, may not, within any 12 month period, exceed 5% of the number of Common Shares outstanding immediately prior to the grant of any such option (on a non- diluted basis); and

(f)	the number of Common Shares reserved for issuance to non-executive directors of the Company under the Stock Option Plan at any time may not exceed 1% of the total number of the outstanding Common Shares (on a non-diluted basis) and the equity award value of any grant of options under the Stock Option Plan to non-executive directors shall not exceed US$100,000 per year per non-executive director.

Exercise Price

Pursuant to the terms of the Stock Option Plan, the option exercise price per Common Share of an option may not be less than 100% of the fair market value of the Common Shares based on the closing market price of the Common Shares on the trading day immediately prior to the date of grant of such option on the Nasdaq Global Select Market.

Term and Vesting of Options

Options issued under the Stock Option Plan have a maximum term of 10 years. Options may be granted under the Stock Option Plan only until May 14, 2017. The vesting period of all options issued under the Stock Option Plan is to be determined by the Compensation Committee; provided that any unvested options will vest immediately upon a change of control.

Transfer/Assignment of Options

Options granted under the Stock Option Plan may only be assigned or transferred by will or by the laws of descent and distribution or, if the option is not an “incentive stock option,” to Eligible Assignees (as defined in the Stock Option Plan). No consideration may be paid to an optionee or any Eligible Assignee in connection with any assignment of options granted under the Stock Option Plan.

Death or Termination of Optionee

Subject to certain exceptions as specifically provided for in the Stock Option Plan, options issued pursuant to the Stock Option Plan will automatically expire upon the death of the optionee or upon an optionee ceasing to be a director, officer, employee or consultant of the Company or any of its subsidiaries or affiliates.

Administration of Stock Option Plan

The Compensation Committee has been delegated the authority to administer the Stock Option Plan including the authority to designate those persons who are eligible to be granted options pursuant to the Stock Option Plan, the number of options to be granted to each such person and otherwise to administer and interpret the Stock Option Plan and the options granted pursuant to the Stock Option Plan.

Incentive Stock Options under the U.S. Internal Revenue Code

The Stock Option Plan provides that any option granted to a citizen or resident of the United States and who, at the time of grant, is an employee of the Company or any parent or subsidiary of the Company will be an “incentive stock option” within the meaning of the U.S. Internal Revenue Code, unless the Company expressly determines that the option is to be a nonqualified option. The Stock Option Plan includes various provisions that apply specifically to each such “incentive stock option.”

Amendments to Stock Option Plan

The Board of Directors has the right to modify or amend the Stock Option Plan, or any option granted thereunder, as applicable, without shareholder approval including, without limitation:

(i)	amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Stock Option Plan or to correct or supplement any provision of the Stock Option Plan that is inconsistent with any other provision of the Stock Option Plan;

(ii)	amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and The Nasdaq Stock Market);

(iii)	amendments respecting the administration of the Stock Option Plan;

(iv)	any amendment to the vesting provisions of the Stock Option Plan or any option granted thereunder;

(v)	any amendment to the early termination provisions of the Stock Option Plan or any option granted under the Stock Option Plan, whether or not such option is held by an Insider, provided such amendment does not entail an extension beyond the original expiry date;

(vi)	the addition of any form of financial assistance by the Company for the acquisition by all or certain categories of optionees of Common Shares under the Stock Option Plan, and the subsequent amendment of any such provision which is more favourable to optionees;

(vii)	amendments necessary to suspend or terminate the Stock Option Plan; and

(viii)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange or The Nasdaq Stock Market).

Notwithstanding the Board of Directors’ authority to modify or amend the Stock Option Plan, or any option granted thereunder, as set out above, neither the Stock Option Plan nor any option previously granted under the Stock Option Plan may be amended without the prior approval of shareholders to provide for:

(ix)	an increase in the maximum number of Common Shares reserved for issuance (or other securities issuable) under the Stock Option Plan;

(x)	a reduction in the exercise price of an option or the purchase price for Common Shares;

(xi)	the cancellation and reissuance of options or other entitlements held by optionees;

(xii)	an extension of the term of an option beyond its original expiry date or extending the duration of the Stock Option Plan;

(xiii)	any changes to the participation limits of Insiders as described in paragraphs (c), (d) and (e) under “Shares Subject to Plan; Limits” above ;

(xiv)	any changes to the participation limits of non-executive directors as described in paragraph (f) under “Shares Subject to Plan; Limits” above;

(xv)	amendments to Article 8 of the Stock Option Plan or the definitions of ‘‘Eligible Assignee’’, ‘‘Eligible Corporation’’, ‘‘Eligible Family Trust’’ or ‘‘Eligible Person”;

(xvi)	an expansion of the types of options or awards provided under the Stock Option Plan;

(xvii)	the granting of additional powers to the Board of Directors to amend the Stock Option Plan or option entitlements thereunder without shareholder approval;

(xviii)	any amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulation and policies of the Toronto Stock Exchange and The Nasdaq Stock Market); and

(xix)	any amendments to the Stock Option Plan’s amendment provisions.

Plan Benefits

All awards to directors, officers, employees and consultants are made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated to such persons under the Stock Option Plan as amended are not determinable at this time.

The table below shows, as to each of the Company’s executive officers named in the Summary Compensation Table under the “Executive Compensation” section of this Proxy Statement and the various indicated groups, the aggregate number of Common Shares subject to option grants under the Stock Option Plan during the fiscal year ended January 1, 2011.

Name and Principal Position	Number of Options
Granted
Steven Bromley, CEO	60,000
Eric Davis, CFO	30,000
Tony Tavares, COO	60,000
John Dietrich, VP Corporate Development and Secretary	26,000
Allan Routh, President SunOpta Grains and Foods	27,500
All current executive officers as a group (5 persons)	203,500
All current non-employee directors as a group (7 persons)	105,000
Non-executive officer employee group	372,500
Total Option Grants during the fiscal year	681,000

Additional information with respect to options that were granted under the Stock Option Plan to the Company’s executive officers named in the Summary Compensation Table set forth in this Proxy Statement during the last fiscal year is included in the Summary Compensation Table and in the Grants of Plan-Based Awards table under the caption “Executive Compensation” in this Proxy Statement.

Certain United States Federal Income Tax Consequences of the Stock Option Plan

The following is a brief summary of the U.S. federal income tax consequences applicable to options granted under the Stock Option Plan based on U.S. federal income tax laws in effect on the date of this Proxy Statement.

This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular optionee based on his or her specific circumstances. This summary does not discuss the income tax laws of any state, municipality or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Sections 409A or 280G of the U.S. Internal Revenue Code), or other tax laws other than U.S. federal income tax law. This summary also does not discuss the U.S. federal income tax consequences of transfers of options granted under the Stock Option Plan, and assumes that each option granted pursuant to the Stock Option Plan will have exercise prices that are not less than the fair market value of the underlying Common Shares on the date of grant. Because individual circumstances may vary, the Company advises all optionees to consult their own tax advisors concerning the tax implications of options granted under the Stock Option Plan. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.

Nonqualified Stock Options. Upon the grant of a nonqualified stock option, an optionee will not recognize taxable income, and the Company will not be entitled to a deduction. Upon the exercise of a nonqualified option, the optionee will recognize ordinary income equal to the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price. In the case of employee optionees, that income will be subject to wage and employment tax withholding. The Company generally will be entitled to a deduction equal to the compensation taxable to the optionee.

If an optionee sells Common Shares acquired upon the exercise of a nonqualified option, the optionee will recognize capital gain or loss equal to the difference between the selling price of the shares and the fair market value on the date of exercise. The capital gain or loss will be long- or short-term, depending on whether the optionee has held the shares for more than one year. The Company will not be entitled to a deduction with respect to any capital gain recognized by the optionee. If capital losses exceed capital gains, then up to $3,000 ($1,500 for married taxpayers filing separate returns) of the excess losses may be deducted from ordinary income. Remaining capital losses may be carried forward to future tax years.

Incentive Stock Options. An optionee will not recognize taxable income on the grant or exercise of an incentive stock option. However, the excess of the fair market value of the shares on the option exercise date over the exercise price will be included in the optionee’s alternative minimum taxable income, which may subject the optionee to alternative minimum tax liability for the year of exercise.

Upon the sale of Common Shares acquired upon exercise of an incentive stock option, if the optionee has held the shares for more than one year after the date of exercise and more than two years after the date of grant, he or she will recognize long-term capital gain or loss, measured by the difference between the shares’ selling price and the option exercise price. The Company will not be entitled to any deduction because of the grant or exercise of an incentive stock option, or because of the sale of Common Shares received upon exercise of an incentive stock option after the required holding periods have been satisfied.

If, however, an optionee disposes of Common Shares acquired upon exercise of an incentive stock option before the required one-year and two-year holding periods have been satisfied (including through the delivery of any shares in payment of all or part of the exercise price of an incentive stock option), the optionee will recognize taxable ordinary income equal to the amount, if any, by which (i) the lesser of (a) the fair market value of the shares on the date of exercise and (b) the selling price, exceeds (ii) the option exercise price. The Company will be allowed a corresponding deduction equal to the amount of compensation taxable to the optionee. If the selling price of the shares exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long- or short-term capital gain, depending on whether the optionee held the shares for more than one year. The Company will not be allowed a deduction with respect to any capital gain of this nature recognized by the optionee.

Section 162(m). Section 162(m) of the Internal Revenue Code limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to certain of its most highly compensated officers in any year. Compensation received through the exercise of an option will not be subject to the $1,000,000 limit if certain “performance based compensation” requirements are met, including (i) shareholder approval at least once every five years of the per-employee limits in the Stock Option Plan on the number of shares as to which options may be granted during a specified period, (ii) the option is granted by a committee comprised solely of two or more outside directors, and (iii) the exercise price of the option is not less than fair market value of the Common Shares on the date of grant. The Company intends to act in a manner that will allow options granted under the Stock Option Plan not to be subject to the $1,000,000 deduction limit.

Equity Compensation Plan Information

The following table provides information as of January 1, 2011 with respect to the Common Shares that may be issued under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the Stock Option Plan (without giving effect to the proposed Amendment) and the Employee Stock Purchase Plan. As at the end of the fiscal year ended January 1, 2011, the Company did not have any equity compensation plans that were not approved by security holders nor are any such plans in effect as of the date of this proxy statement.

	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders
Stock Option Plan	2,348,100	$4.89	(1) 823,480
Employee Stock Purchase Plan	n/a	n/a	1,674,092
Equity compensation plans not approved by security holders	-	-	-

Total	2,348,100	$4.89	2,497,572

(1)	An additional 200,000 options have been granted under the Stock Option Plan between January 1, 2011 and April 1, 2011 and certain other options of 32,800 have been exercised or forfeited during the same period.

Shareholder Approval

At the Meeting, shareholders will be asked to consider and, if deemed advisable, approve the following resolution, with or without variation, to approve the Amendment as described above:

“BE IT RESOLVED THAT:

1.             the 2002 Stock Option Plan of the Company, as amended and restated, be and is hereby further amended to increase the maximum number of Common Shares authorized for issuance thereunder from 5,000,000 to 7,500,000 Common Shares; and

2.             any director or officer of the Company be and is hereby authorized to take all such steps, actions and proceedings and to sign, execute and deliver all such documents that such director or officer may, in his or her discretion, determine to be necessary or desirable in order to give full force and effect to the intent and purpose of this resolution.”

Recommendation of the Board of Directors; Vote Required

Shareholders will be asked at the Meeting to pass the above-stated resolution. The Board of Directors recommends that shareholders vote FOR the approval of the Amendment. The Board of Directors believes that the granting of stock options under the Stock Option Plan promotes the convergence of long-term interests between the Company’s key employees, directors, officers and consultants, on the one hand, and shareholders, on the other hand, as the value of options granted will increase or decrease with the value of the Common Shares. In addition, the ability to grant stock options will assist the Company in continuing to attract and retain the services of outstanding management and will enable the Company to use this type of long-term incentive compensation at levels commensurate with its peers while conserving cash resources. In the event shareholder approval of the Amendment is not obtained, then the Stock Option Plan will continue in operation pursuant to its terms with no change to the number of Common Shares authorized for issuance thereunder.

Proxies received in favour of management will be voted FOR the approval of the Amendment, unless a shareholder has specified in the proxy that his, her or its Common Shares are to be voted against the resolution. This resolution will be approved if a quorum is present at the Meeting and the votes cast in favour of this resolution constitute a majority of the total votes cast on this resolution, provided that votes attached to Common Shares held directly or indirectly by Insiders (as defined in the Stock Option Plan) will be excluded. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your Common Shares if you hold your Common Shares in street name and do not provide instructions as to how your Common Shares should be voted on this resolution.

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PROPOSAL FOUR – ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Background

In order to ensure an appropriate level of director accountability to the Company’s shareholders and to ensure that shareholders have an opportunity to engage with the Board of Directors about executive compensation matters, the Company has had a policy since early 2010 to seek an advisory vote from shareholders on the Company’s executive compensation practices. The Board understands that our shareholders have a meaningful interest in our executive compensation policies, and believes that shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, now mandates that the Company continue to enable shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the executive officers named in the Summary Compensation Table set forth in this Proxy Statement (referred to in this Proxy Statement as the “named executive officers”).

Discussion and Resolution

As described in detail under the heading “Executive Compensation–Compensation Discussion and Analysis,” the Company’s executive compensation objectives are to (a) attract and retain key executive officers who contribute to the Company’s long-term success, (b) align the executive officers’ interests with the interests of shareholders, (c) promote an ownership mentality among key leadership and the Board, (d) enhance the overall performance of the Company and (e) recognize and reward individual performance and responsibility. Please read the “Compensation Discussion and Analysis” under “Executive Compensation” for additional details about the Company’s executive compensation programs, including information about the compensation of the named executive officers for the fiscal year ended January 1, 2011.

In accordance with Company policy and Section 14A of the Exchange Act, we are asking shareholders to indicate their support for the compensation of the named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the named executive officers’ compensation. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual and Special Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and other related tables and narrative discussion under the Executive Compensation caption.”

The “say-on-pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the advisory resolution regarding the compensation of the Company’s named executive officers.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favour of this proposal constitute a majority of the total votes cast on this proposal. While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:

Alan Murray
Victor Hepburn
Katrina Houde

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes, among other things, the key principles and approaches used to determine material elements of compensation awarded to, earned by and/or paid to our Chief Executive Officer, Chief Financial Officer and our three most highly compensated executive officers other than the CEO and CFO who were serving as executive officers on January 1, 2011 (referred to in this Proxy Statement as the “named executive officers”). This discussion addresses our compensation policies for the fiscal year ended January 1, 2011 as they affected the named executive officers, and should be read in conjunction with the tables set forth in this “Executive Compensation” section.

The Composition and Role of Our Compensation Committee

The Compensation Committee consists entirely of non-employee directors, within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” within the meaning of NASDAQ listing rules and National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators. As per the SunOpta Inc. Compensation Committee Charter, the Compensation Committee of the Board of Directors is responsible for making recommendations concerning salaries and incentive compensation for employees, including the named executive officers, and administering the Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee is also responsible for reviewing the Company’s leadership programs, human resources policies and procedures and diversity programs and metrics.

Compensation Overview, Philosophy and Objectives

The Compensation Committee assesses and determines the level of compensation for the CEO. Our CEO assesses and recommends to the Compensation Committee compensation levels for the other executive officers based on the performance of the business and/or certain business units, third party compensation data, external and internal equity, changes in responsibility and the individual’s overall contribution to the Company’s success. These recommendations are submitted to the Compensation Committee for decision and final approval.

Our executive compensation philosophy and the policies that support it are intended to reward our executives for long-term strategic management and their efforts to enhance shareholder value, and support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies.

The objectives of our executive compensation program are to:

  attract and retain key executive officers critical to our long-term success;

  align the executive officers’ interests with the interests of shareholders;

  promote an ownership mentality among key leadership and the Board of Directors;

  enhance the overall performance of the Company; and

  recognize and reward individual performance and responsibility.

We also understand that our shareholders have a meaningful interest in our executive compensation practices and believe that our shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions. As a result, in early 2010, the Compensation Committee adopted a “say on pay” policy intended to seek the advice of the shareholders by offering them an opportunity to cast an advisory vote on the Company’s executive compensation program. As discussed more fully in “Proposal Four” included elsewhere in this Proxy Statement, the Dodd-Frank Act now mandates an advisory “say on pay” vote.

The Compensation Committee believes that the Company's executive compensation program has been appropriately designed to provide a level of incentives that do not encourage our executive officers to take unnecessary risks in managing their respective business units or functions. As discussed below, a meaningful portion of our executive officers' compensation is performance-based. Our annual incentive compensation program is designed to reward annual financial and/or strategic performance in areas considered critical to the short- and long-term success of our Company. We believe this discourages risk-taking that focuses excessively on short-term profits at the sacrifice of the long-term health of our Company. Likewise, our long-term equity incentive awards are directly aligned with long-term stockholder interests through their link to our stock price and multi-year vesting requirements. In combination, the Compensation Committee believes that the various elements of our executive compensation program sufficiently tie our executives' compensation opportunities to our focus on sustained long-term growth and performance.

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Compensation Program

Our executive compensation program generally consists of base salary, annual short-term cash incentive compensation (annual bonuses), long-term incentive compensation in the form of stock options and discretionary bonuses in limited circumstances. Our executive officers also participate in benefit programs that are generally available to all our employees, including medical benefits, the Stock Option Plan, the Employee Stock Purchase Plan and a registered retirement savings plan (RRSP) or 401(k) plan. The following chart outlines the primary elements of our executive compensation program.

Component	Definition	Comments

Base Salary	Annualized base salary

Based on external benchmarks for the specific position and performance in the position; is generally targeted to make up 38-55% of total direct compensation to named executive officer. The base salary of executive officers is reviewed on an annual basis and approved by the Compensation Committee.

Short Term Incentive (Annual Bonus)

An annual cash reward (annual bonus) paid to executives based on specific financial metrics. Fiscal 2010 metrics include consolidated corporate net income, consolidated return on equity and group return on net assets.

Rewards the achievement of the Company’s annual fiscal targets chosen to have the greatest impact on shareholder value; is generally targeted to make up 20-30% of total direct compensation to executives. The specific metrics are reviewed on an annual basis and approved by the Compensation Committee.

Discretionary Bonus	A cash bonus awarded at the discretion of the Compensation Committee for the successful completion of a strategic objective or project.

These bonuses are customarily related to special initiatives or extraordinary events that are not always based on fornula or quantitative metrics but are significant to the strategic direction of the Company or in the best interest of long-term shareholder value. Discretionary bonuses could be awarded in connection with acquisitions or divestitures, restructuring plans, cost reduction plans or major projects. The Compensation Committee exercises cautious discretion in determining the amount of these bonuses, which are generally in the range of 5% to 35% of the recipient’s base salary.

Long Term Incentive (LTI)	Long-term incentives are granted to provide value over a multi-year period while aligning the interests of executives with the shareholders. The Company presently uses stock options as LTI.

Aligns the executive officers’ interests with the shareholders’ interests and rewards the executives over a longer period of time in line with shareholder value; is generally targeted to make up 25-40% of total direct compensation to named executive officer.

Total Direct Compensation	The overall sum of base salary, annual bonus, discretionary bonus and LTI.	A commonly used measure of comparative value.

Other Compensation

Any other compensation paid to the executive other than those listed above and include our 401(k) or registered retirement savings plan matches, taxable automobile benefits, health care benefits and other benefits.

These are necessary to be competitive in the marketplace and are generally provided as part of a broad-based set of employee benefit plans.

All compensation decisions are determined following a review of many factors that we believe are relevant, including third-party compensation data, our achievements over the past year, the individual’s contributions to our success, any significant changes in role or responsibility and the internal equity of compensation relationships.

In general, we intend that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executive officers with corresponding responsibilities in comparable industries providing similar products and services. In setting total compensation, we target a mix of base salary, short-term incentives and long-term incentives and retain the flexibility to adjust this mix and compensation levels based on actual performance as well as changes in the market. To the extent determined to be appropriate, we also consider general economic conditions, our financial performance, including corporate net income, return on equity and return on net assets, and individual merit in setting compensation policies for our executive officers.

We regularly assess, with the assistance of outside independent compensation consultants, including Towers Watson: HR Consulting (“Towers Watson”) and Mercer Human Resources Consulting (“Mercer”), the competitiveness of our total compensation programs, including base salaries, annual short-term cash incentives and long-term stock-based incentives for executives, and our overall compensation package for directors. Our compensation consultants are engaged directly by the Compensation Committee, based on discussions between the Compensation Committee and the Company’s management. In November 2009, Towers Watson reviewed the total compensation for the President and CEO, benchmarking this position to CEO positions in a sample of autonomous, general industry companies with revenues between $100 million and $10 billion (excluding banks, financial services companies and insurance companies) from the Towers Watson Compensation Data Bank and size adjusting the market data to approximately $1 billion. In April 2010, the Compensation Committee retained the services of Mercer to review the 2010 annual bonus program, analyze alternative structures, assess the impact of the alternative structures on the overall compensation strategy, philosophy and structure, make recommendations on changes to the plan design and advise on the appropriate implementation plan. The assignment also included a comparative market review of executive compensation. In August 2010, Mercer completed the review of the Company’s incentive plan design and the Compensation Committee adopted the incentive plan for the 2011 fiscal year. At the same time Mercer completed a market review of executive compensation using a comparator Canadian proxy group, including Jean Coutu Group, Canada Bread Ltd., Cott Corporation, North West Co. Fund, Colabor Group Inc., High Liner Foods Inc., Rogers Sugar Income Fund, Liquor Stores Income Fund, Lassonde Industries Inc., and Premium Brands Inc., a comparator US proxy group, including Treehouse Foods Inc., Coca-Cola Bottling, Albeto-Culver Co., Hansen Natural Corporation, Hain Celestial Group, Elizabeth Arden Inc., Lancaster Colony Corporation, Lance Inc., Green Mountain Coffee Roasters Inc., J&J Snack Foods Corporation, Diamond Foods Inc., B&G Foods Inc., and Tootsie Roll Industries Inc., as well as the Canadian and US Mercer Benchmark Data. Although comparator sets were used in both the above stated reviews, the Company does not rely solely on the comparator sets. Benchmark databases, performance of the business and individual performance are all factors considered by the Compensation Committee when evaluating compensation levels.

Base Salary

The base salary is designed to be a secure base of compensation sufficient enough to attract and retain a high caliber talented individual for a specific role. The base salary is targeted at the 50th percentile of the market data as provided by the compensation consultants.

The Compensation Committee determines base salary for the CEO based on a combination of comparable market data, experience, job responsibilities and other relevant factors and reviews and adjusts base salaries effective April 1st of each year. The CEO recommends the base salary for the executive officers to the Compensation Committee based on the above stated factors.

For fiscal 2010, compensation for executive officers was assessed based on a review of executive officers with comparable qualifications, experience and responsibilities based on the above-described Mercer analysis, as well as current economic factors impacting the market. Base compensation was also assessed in light of a particular individual’s contribution as a whole, including the ability to motivate others, develop the necessary skills to grow, recognize and pursue new business opportunities and initiate programs to enhance the Company’s growth and improve shareholder value.

Short-Term Incentives

General

Short-term incentives for executives and management are provided through annual bonus plans based on the performance of the business. The annual short-term incentive target is established by the Compensation Committee for each executive officer based on the comparative data provided by the compensation consultants and is reviewed annually. The targets established for executive officers other than the Chief Executive Officer are based on recommendations by the Chief Executive Officer. The objective of our short-term incentives is to align the behavior of executives and management with the overall strategy of the business and shareholder interests. The Compensation Committee retained the services of Mercer to review the bonus plan design and bonus levels for executives in 2010 to ensure market competitiveness. For 2010, eligible executives received an annual bonus based on a combination of the following performance components:

  adjusted consolidated corporate net income;

  adjusted consolidated corporate return on equity (“ROE”); and

  adjusted consolidated return on net assets and/or operating group return on net assets (“Group RONA”).

The following table summarizes for each of our named executive officers the target and maximum incentive awards, the performance components upon which each named executive officer’s bonus opportunity is based and the corresponding weightings for such components. All performance components have a minimum threshold of 90% of the related performance target. If performance is 90% of the performance target or below, no bonus will be paid for that specific performance component. Bonus payouts begin to accrue at the first dollar of achievement over 90% of the applicable performance target, are paid 100% at performance target levels and can achieve up to 200% based on 200% of performance target levels.

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Target Award, Maximum Award, Performance Components and Weightings
Executive Officer	Target Incentive Award (1) ($)	Maximum Incentive Award (1) ($)	Performance Components	Weightings
Steven Bromley	CDN 258,000	CDN 516,000	Adjusted consolidated net income	25%
	252,941	505,882	Adjusted consolidated return on equity	25%
			Group return on net assets	50%

Eric Davis	CDN 161,000	CDN 322,000	Adjusted consolidated net income	25%
	157,843	315,686	Adjusted consolidated return on equity	25%
			Group return on net assets	50%

Tony Tavares	CDN 212,500	CDN 425,000	Adjusted consolidated net income	25%
	208,333	416,667	Adjusted consolidated return on equity	25%
			Group return on net assets	50%

John Dietrich	CDN 128,000	CDN 256,000	Adjusted consolidated net income	25%
	125,490	250,980	Adjusted consolidated return on equity	25%
			Group return on net assets	50%

Allan Routh	110,000	220,000	Adjusted consolidated net income	20%
			Grains & Foods Group return on net assets	80%

(1)	The Incentive Awards for executives paid in Canadian dollars have been converted to U.S. dollars using the average annual exchange rate applicable for 2010. This rate was 1.020.

Performance Targets

The performance targets for the 2010 fiscal year for each of the three performance components (i.e., adjusted consolidated net income, adjusted consolidated ROE and Group RONA), and a description of the level of achievement of such performance targets, is set forth below. As a matter of practice, the Compensation Committee sets an initial performance target for each performance component early in the year, and those targets are evaluated at the end of the year to determine whether the targets need to be adjusted due to extraordinary transactions during the year.

Adjusted Consolidated Net Income. The adjusted consolidated net income target was initially set at $15.2 million. This target included a full year contribution from both the Company’s Canadian Food Distribution Group (“CFDG”), part of which was sold on June 11, 2010, as well as SunOpta BioProcess Inc. (“SBI”), which was sold on September 1, 2010. In order to establish a fair and consistent performance target, the initial consolidated net income target was revised at the end of the year as follows: (i) adjustments to take into account the dispositions of CFDG and SBI; (ii) adjustments to take into account the acquisition of Dahlgren & Company, Inc. (“Dahlgren”), completed on November 8, 2010, and the acquisition of Edner of Nevada, Inc. (“Edner”), completed on December 6, 2010; and (iii) adjustments to absorb management fees that would have been allocated to CFDG and SBI into Corporate costs. Following these adjustments, the consolidated net income target was revised to $11.2 million.

To arrive at a fair and comparable consolidated net income for purposes of measuring achievement of the performance target, the following adjustments were made to actual net income results: (i) removed gains realized on the sale of CFDG and SBI, as well as all results from these discontinued operations and restructuring costs incurred in hand with the CFDG transaction; (ii) removed the impact of the goodwill and asset impairments recorded alongside the SBI gain in the third quarter of 2010; (iii) removed the impact of costs associated with the acquisition of Dahlgren and Edner; (iv) reversed the benefit realized as a result of the sale of CFDG on both tax expense and lower interest costs; and (v) reversed the net benefit realized on tax expense due to the reversal of previously reserved balances for SunOpta Inc. Following these adjustments, the adjusted consolidated net income was $17.5 million. Compared to the revised performance target of $11.2 million, this represents a 156.8% achievement, or a 39.2% preliminary payout versus a target payout of 25% for the adjusted consolidated net income performance component.

Adjusted Consolidated Return on Equity. Each of the adjustments to consolidated net income described above was incorporated into the numerator and denominator of both the target and actual ROE formulas. To ensure consistency, the impact of these adjustments on actual equity (the denominator) has also been normalized. The following table sets forth the original target, revised target and adjusted actual ROE calculations, together with achievement and preliminary payout percentages.

	Original	Revised	Adjusted		Preliminary
	Target ROE	Target ROE	Actual ROE	Achievement	Payout
		(in thousands of US dollars)
Net Income	$15,170	$11,180	$17,531
Average Equity	$244,456	$244,456	$242,600
Return on Equity	6.2%	4.6%	7.2%	158.0%	39.5%

Group RONA. The following table sets forth each group’s contribution to the aggregate Group RONA weighting for corporate bonus targets, the Group RONA target, the actual Group RONA achievement and the Group RONA preliminary payout percentage.

Group	Percentage of Group RONA Weighting	Group RONA Target	Group RONA Actual	Achievement	Preliminary Payout
Grains and Foods	6.25%	15.0%	23.9%	159.0%	9.9%
Ingredients	6.00%	22.9%	38.6%	168.4%	10.1%
Fruit	6.50%	7.6%	(a)	0.0%	0.0%
Healthy Snacks	3.50%	14.9%	17.8%	119.4%	4.2%
International Sourcing	6.25%	6.6%	8.8%	134.3%	8.4%
Canadian Distribution	6.25%	(b)	(b)	100.0%	6.3%
Natural Health Products	6.25%	3.1%	(a)	0.0%	0.0%
Opta Minerals	4.50%	5.5%	11.2%	202.1%	9.1%
BioProcess	4.50%	(b)	(b)	100.0%	52.5%
Consolidated Weighing	50.00%				52.5%

(a)	The results did not meet the minimum thresholds.

(b)	These businesses were divested during the year. The RONA payouts were calculated at 100% target for corporate bonus purposes as a result of gains realized on the transactions.

Please note that these targets and actual results reflected in the table above do not include the acquisitions of Dahlgren in the Grains and Foods Group and Edner in the Healthy Snacks Group, given that these transactions were completed late in the year and our objective is to measure the performance of each operating group compared to the original target established for such group. In addition, as detailed above, the gains realized on the sale of the CFDG and SBI have been removed from net income for bonus purposes and the target payout for RONA purposes paid at 100%.

Payout Overview

Overall, after the above-described adjustments to the various performance targets and actual results to create a fair comparison, the corporate bonus payout approved by the Compensation Committee was 131.2%, as summarized below:

Parameter	Percentage of	Achievement	Preliminary Payout
	Bonus
Group RONA’s	50.00%	52.46%	52.5%
Consolidated net income	25.00%	156.8%	38.2%
Consolidated ROE	25.00%	158.0%	39.5%
	100.00%	158.0%	131.2%

Operating groups would receive their bonus based on their Group RONA plus 20% of adjusted consolidated net income, as detailed above.

Clawback

In the event of material non-compliance with any financial reporting requirements that leads to an accounting restatement, the Company has established authority as part of the short-term incentive plan to recover from current and former executives any incentive-based compensation, for the three years preceding the restatement, that would not have been awarded under the restated financial statements.

Discretionary Bonuses

Discretionary bonuses constitute an important, albeit relatively small, part of the SunOpta compensation philosophy by rewarding successful completion of strategic objectives, significant projects or extraordinary efforts. Discretionary bonuses may be awarded in connection with acquistions or divestitures of businesses, a significant reorganization, a cost reduction or cost savings plan or the completion of a significant strategic project. Given the nature of these initiatives, the Compensation Committee may not always utilize specific quantitative metrics in determining the bonus payment, if any, to an executive. These bonuses are paid on rare and exceptional occasions for significant strategic objectives and generally have been in the range of 5% to 35% of annual base salary. The amounts of discretionary bonuses are intended to be commensurate with the efforts of the executive and the overall benefit to the Company.

In 2010, the Compensation Committee awarded Steven Bromley a discretionary bonus of $147,059 (CDN $150,000), payable in 2011, in recognition of his leadership in the completion of two strategically significant divestitures during the year.

Long-Term Incentives

Long-term incentives for executive officers and key employees are provided through the Stock Option Plan. A summary of the terms and conditions of such Plan is included in “Proposal Three” elsewhere in this Proxy Statement. The objectives of this plan are to align executive and shareholder long-term interests by creating a strong and direct link between executive compensation and shareholder return, to enable executive officers to develop and maintain a long-term ownership position in our common shares, to attract, retain and motivate qualified employees, directors, officers and consultants in order to achieve the Company’s long-term growth and profitability objectives, to provide competitive levels of remuneration and to recognize individual initiatives and achievements. Stock options are usually granted annually to our executive officers and certain key employees. In selecting executive officers eligible to receive stock options and determining the amount and frequency of such grants, we evaluate a variety of factors, including the following:

  the job level of the employee;
  the value of stock option grants awarded by competitors to employees at a comparable job levels, based on the above-described Mercer analysis; and
  past, current and prospective service rendered, or to be rendered, by the applicable employee.

Long-term incentives are awarded annually by the Compensation Committee at the Board of Directors meeting following the annual salary review and as part of the annual compensation analysis or at other times throughout the year if deemed appropriate by the Compensation Committee. The long-term incentive awards to executive officers other than the Chief Executive Officer are based on recommendations by the Chief Executive Officer. The long-term incentives are in the form of stock options. Under normal circumstances options vest over a six year period with 20% of the total grant vesting annually on the anniversary date of the original grant and expiring one year following the last vesting date.

Other Compensation

Our executive officers are eligible to receive the same level of benefits that we make available to other employees, including:

  Group health benefits, which includes medical , dental , vision and prescription drug coverage, group life insurance and short-term and long-term disability plans; and
  Retirement benefits in the form of a 401(k) plan for U.S. employees and a Registered Retirement Savings Plan match for Canadian employees.

In addition, from time to time executive officers receive additional perquisites that are not generally available to other employees, including automobile benefits and club memberships. For additional information regarding other compensation during the most recently completed fiscal year, see the “All Other Compensation” column in the Summary Compensation Table below.

Limitations on Deductions

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to our chief executive officer and the four other most highly compensated executive officers to $1,000,000 per year, but contains an exception for certain performance-based compensation. For the fiscal year ended January 1, 2011, grants of stock options under the Stock Option Plan satisfy the requirements for deductible compensation for employees residing in the U.S. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we may authorize payments that may not be deductible if we believe they are in the best interests of the Company and its shareholders.

See detail included in Proposal Three for a discussion of certain U.S. tax consequences relating to grants of stock options under the Stock Option Plan.

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Compensation of Named Executive Officers

The following tables set forth remuneration paid by the Company and its subsidiaries during the last three years ended January 1, 2011, December 31, 2009, and December 31, 2008 to the named executive officers.

SUMMARY COMPENSATION TABLE

					Non-Equity
				Option	Incentive Plan	All Other
Name and Principal		Salary	Bonus	Awards	Compensation	Compensation	Total
Position	Year	($)	($) (1)	($) (2)	($) (3)	($) (4)	($)
Steven Bromley (5)	2010	421,569	147,059	166,620	334,135	75,422	1,144,805
Director and
President & Chief	2009	376,540	-	94,500	-	56,123	527,163
Executive Officer
	2008	403,372	-	-	-	75,693	479,065
Eric Davis (5) (6)	2010	310,294	-	83,310	204,949	36,096	634,649
Vice President & Chief
Financial Officer	2009	222,743	-	36,000	-	25,039	283,782
Tony Tavares (5) (7)	2010	410,539	-	166,620	271,161	32,520	880,840
Vice President & Chief
Operating Officer	2009	350,270	-	59,850	-	29,783	439,903

	2008	218,884	-	206,000	-	19,251	444,135
John Dietrich (5)	2010	313,725	-	72,202	165,773	34,485	586,185
Vice President,
Corporate Development	2009	280,216	-	49,350	-	26,086	355,652

	2008	300,184	-	-	-	26,163	326,347
Allan Routh	2010	270,026	-	76,368	140,096	9,710	496,200
Director and
President, SunOpta	2009	255,000	-	36,750	61,200	8,512	361,462
Grains & Foods Group
	2008	255,000	-	70,875	72,420	8,587	406,882

(1)	Reflects a discretionary bonus awarded to Mr. Bromley in recognition of his leadership in the completion of two strategically significant divestitures in 2010. For additional information on our discretionary bonuses, see “–Compensation Discussion and Analysis–Discretionary Bonuses” above.

(2)	Consists of the aggregate grant date fair value of stock options granted to our named executive officers under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options. For additional information on our long-term equity incentive awards, see “–Compensation Discussion and Analysis–Long-Term Incentives.”

(3)	Consists of payments awarded to our named executive officers under our short-term incentive annual bonus plans. These amounts were earned in the years indicated and paid in the following April. For additional information on our short-term incentive annual bonus plans, see “–Compensation Discussion and Analysis–Short-Term Incentives.”

(4)	Represents taxable benefits, life insurance and critical illness benefits, retirement savings contributions, taxable automobile benefits, club membership benefits and, for Mr. Bromley, director fees and options received as compensation for serving as a director of Opta Minerals Inc., a subsidiary of the Company. Mr. Bromley’s director fees and options received as compensation for serving as a director of Opta Minerals Inc. included fees in the amount of $17,157 (CDN$17,500) and 15,000 stock option awards in Opta Minerals with an aggregate grant date fair value of $17,132 , calculated in accordance with FASB ASC Topic 718. Please see Opta Minerals’ consolidated financial statements filed under Opta Minerals’ corporate profile on SEDAR at www.sedar.com for a description of the assumptions used to calculate the fair value of these options. The following table details the various components included in the “All Other Compensation” column. For Mr. Bromley, the “Total” column in the table includes the fees and options described above relating to service as a director for Opta Minerals Inc.

Name	Year	Retirement Plan Contributions ($)	Auto ($)	Life and Critical Illness Insurance ($)	Memberships ($)	Directors Fees for Opta Minerals ($)	Total ($)
Steven Bromley	2010	10,784	18,702	8,656	2,991	34,289	75,422
	2009	9,195	18,757	7,624	2,596	17,951	56,123
	2008	9,381	16,643	1,611	-	48,058	75,693
Eric Davis	2010	10,784	24,069	1,243	-	-	36,096
	2009	9,195	14,977	867	-	-	25,039
Tony Tavares	2010	10,784	17,062	1,243	3,431	-	32,520
	2009	9,195	15,872	1,140	3,576	-	29,783
	2008	9,381	8,925	945	-	-	19,251

John Dietrich	2010	10,784	22,305	1,396	-	-	34,485
	2009	9,195	15,751	1,140	-	-	26,086
	2008	9,381	15,171	1,611	-	-	26,163
Allan Routh	2010	7,445	2,265	-	-	-	9,710
	2009	6,694	1,818	-	-	-	8,512
	2008	6,322	2,265	-	-	-	8,587

(5)	These officers are paid in Canadian dollars. The compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2010, 2009 and 2008 these rates were 1.020, 1.066 and 1.075 Canadian for each U.S. dollar, respectively.

(6)	Mr. Davis joined the Company on March 16, 2009.

(7)	Mr. Tavares joined the Company on June 2, 2008.

The following table summarizes grants of stock options to our named executive officers in 2010 and the estimated possible payouts under our short-term incentive annual bonus plan for 2010.

GRANTS OF PLAN-BASED AWARDS DURING 2010

					All Other
					Option		Grant Date
		Estimated Possible Payouts Under			Awards:		Fair
		Non-Equity Incentive Plan Awards			Number of	Exercise or	Value of
			(2)		Securities	Base Price of	Stock and
	Grant				Underlying	Options	Option
	Date	Threshold	Target	Maximum	Options (#)	Awards	Awards ($)
Name	(1)	($)	($)	($)	(3)	(US$/Share)	(4)
Steven Bromley	5/12/2010	–	252,941	505,882	60,000	4.45	166,620
Eric Davis	5/12/2010	–	157,843	315,686	30,000	4.45	83,310
Tony Tavares	5/12/2009	–	208,333	416,667	60,000	4.45	166,620
John Dietrich	5/12/2009	–	125,490	250,980	26,000	4.45	72,202
Allan Routh	5/12/2009	–	110,000	220,000	27,500	4.45	76,368

(1)	Options vest at a rate of 20% annually beginning on the first anniversary of the grant date and expire one year after the final vesting date.

(2)	Reflects each named executive officer’s possible payouts under our short-term incentive annual bonus plan for 2010. Amounts shown indicate each named executive officer’s potential bonus assuming successful completion of the named executive officer’s performance objectives. For a discussion of the performance criteria and weightings for each named executive officer, see “–Compensation Discussion and Analysis–Short-Term Incentives.”

(3)	Consists of options to purchase common shares awarded under our Amended and Restated 2002 Stock Option Plan.

(4)	Consists of the aggregate grant date fair value of stock options granted to our named executive officers under our Amended and Restated 2002 Stock Option Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 11, “Common Stock,” to SunOpta Inc’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options.

Mr. Steven Bromley’s 2010 Compensation

Mr. Bromley’s base salary did not change in 2010 and was maintained at CDN$430,000. His target bonus percentage was unchanged from 2009 at 60% of base salary, based 25% on achieving agreed upon budgeted adjusted consolidated net income targets, 25% on adjusted consolidated return on equity targets and 50% on agreed upon budgeted group return on net assets targets. Mr. Bromley earned a short-term incentive cash bonus for fiscal 2010 of $334,135. Mr. Bromley also earned a discretionary bonus of $147,059 (CDN $150,000) in recognition of his leadership in the completion of two strategically significant divestitures during the year. Mr. Bromley received 60,000 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $166,620. Mr. Bromley received other compensation totaling $75,422 which included an auto allowance, a company matching contribution to his registered retirement savings plan (“RRSP”), the premium for a life and critical illness insurance policy and director fees and stock options received for service as a director of Opta Minerals Inc., a controlled subsidiary. For serving on the board of directors of Opta Minerals Inc. (TSX:OPM), Mr. Bromley was paid director fees of $17,157 (CDN$17,500) and 15,000 options in Opta Minerals with an aggregate grant date fair value of $17,132, calculated in accordance with FASB ASC topic 718. Please see Opta Minerals’ consolidated financial statements filed under Opta Minerals’ corporate profile and SEDAR at www.sedar.com for a description of the assumptions used to calculate the fair value of these options.

Mr. Eric Davis’s 2010 Compensation

As part of the annual base salary review for 2010, the Compensation Committee approved an increase in Mr. Davis’s annual base salary from CDN$300,000 to CDN$322,000 effective April 1, 2010. He had a target bonus percentage of 50% of base salary, based 25% on achieving agreed upon budgeted adjusted consolidated net income, 25% on adjusted consolidated return on equity targets and 50% on agreed upon budgeted group return on net assets targets. Mr. Davis earned a short-term incentive cash bonus for fiscal 2010 of $204,949. Mr. Davis received 30,000 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $83,310. Mr. Davis received other compensation totaling $36,096 which included an auto allowance, a company matching contribution to his RRSP and the premium for a life insurance policy.

Mr Tony Tavares’s 2010 Compensation

As part of the annual salary review for 2010, the Compensation Committee approved an increase in Mr. Tavares’s annual base salary from CDN$400,000 to CDN$425,000 effective April 1, 2010. He had a target bonus percentage of 50% of base salary, based 25% on achieving agreed upon budgeted adjusted consolidated net income targets, 25% on adjusted consolidated return on equity targets and 50% on agreed upon budgeted group return on net assets targets. Mr. Tavares earned a short-term incentive cash bonus for fiscal 2010 of $271,161. Mr. Tavares received 60,000 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $166,620. Mr. Tavares received other compensation totaling $32,520 which included an auto allowance, a company matching contribution to his RRSP and the premium for a life insurance policy.

Mr. John Dietrich’s 2010 Compensation

Mr. Dietrich’s base salary in Canadian dollars was held flat in 2010 at CDN$320,000. His target bonus percentage was unchanged from 2009 at 40% of base salary, based 25% on achieving agreed upon budgeted adjusted consolidated net income targets, 25% on adjusted consolidated return on equity and 50% on agreed upon budgeted group return on net assets targets. Mr. Dietrich earned a short-term incentive cash bonus for fiscal 2010 of $165,773. Mr. Dietrich received 26,000 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $72,202. Mr. Dietrich received other compensation totaling $34,485 which included an auto allowance, a company matching contribution to his RRSP and the premium for a life insurance policy.

Mr. Allan Routh’s 2010 Compensation

As part of the annual salary review for 2010, the Compensation Committee approved an increase in Mr. Routh’s annual base salary from $255,000 to $275,000 effective April 1, 2010. He had a target bonus percentage set at 40% of base salary, based 20% on achieving agreed upon budgeted adjusted consolidated net income targets and 80% on agreed upon budgeted Grains and Foods Group return on net assets targets. Mr. Routh received a cash bonus for fiscal 2010 of $140,096. Mr. Routh received 27,500 stock options as part of the annual Long Term Incentive Plan that carried an aggregate grant date fair value of $76,368. Mr. Routh received other compensation totaling $9,710 which included a company matching contribution to his RRSP and an auto allowance.

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The following table summarizes the outstanding equity award holdings of our named executive officers as of January 1, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards
			Number of
		Number of	Securities
		Securities	Underlying
		Underlying	Unexercised
	Option	Unexercised	Options (#)	Option	Option
	Grant	Options (#)	Unexercisable	Exercise	Expiration
Name	Date	Exercisable	(1)	Price ($)	Date
Steven Bromley	2/1/2007	50,000	-	10.86	2/1/2012
	8/8/2007	6,000	4,000	12.31	8/8/2013
	5/14/2009	18,000	72,000	1.64	5/14/2015
	5/12/2010	-	60,000	4.45	5/14/2016
Eric Davis	3/16/2009	5,000	20,000	0.97	3/16/2015
	5/14/2009	4,000	16,000	1.64	5/14/2015
	5/12/2010	-	30,000	4.45	5/12/2016
Tony Tavares	8/9/2008	20,000	30,000	5.12	8/9/2014
	10/6/2008	8,000	12,000	5.74	10/6/2014
	5/14/2009	11,400	45,600	1.64	5/14/2015
	5/12/2010	-	60,000	4.45	5/14/2016
John Dietrich	8/8/2007	6,000	4,000	12.31	8/8/2013
	5/14/2009	9,400	37,600	1.64	5/14/2015
	5/12/2010	-	26,000	4.45	5/12/2016
Allan Routh	8/8/2007	6,000	4,000	12.31	8/8/2013
	10/6/2008	4,000	13,500	5.74	10/6/2014
	5/14/2009	7,000	28,000	1.64	5/14/2015
	5/12/2010	-	27,500	4.45	5/12/2016

(1) The following table provides information with respect to the vesting of each named executive officer’s stock options that were unexercisable at January 1, 2011.

Name	Grant	Year in Which Options Vest
	Date	2011	2012	2013	2014	2015	Total

Steven Bromley	8/8/2007	2,000	2,000	-	-	-	4,000
	5/14/2009	18,000	18,000	18,000	18,000		72,000
	5/12/2010	12,000	12,000	12,000	12,000	12,000	60,000
Eric Davis	3/16/2009	5,000	5,000	5,000	5,000	-	20,000
	5/14/2009	4,000	4,000	4,000	4,000	-	16,000
	5/12/2010	6,000	6,000	6,000	6,000	6,000	30,000
Tony Tavares	8/9/2008	10,000	10,000	10,000	-	-	30,000
	10/6/2008	4,000	4,000	4,000	-	-	12,000
	5/14/2009	11,400	11,400	11,400	11,400	-	45,600
	5/12/2010	12,000	12,000	12,000	12,000	12,000	60,000
John Dietrich	8/8/2007	2,000	2,000	-		-	4,000
	5/14/2009	9,400	9,400	9,400	9,400	-	37,600
	5/12/2010	5,200	5,200	5,200	5,200	5,200	26,000
Allan Routh	8/8/2007	2,000	2,000	-	-	-	4,000
	10/6/2008	4,500	4,500	4,500	-	-	13,500
	5/14/2009	7,000	7,000	7,000	7,000	-	28,000
	5/12/2010	5,500	5,500	5,500	5,500	5,500	27,500

The following table details certain information concerning stock options exercised by the named executive officers during the fiscal year ended January 1, 2011.

OPTION EXERCISES

Name	Number of Shares	Value Realized on Exercise
	acquired on Exercise (#)	($) (1)
Steven Bromley	25,000	41,750
Eric Davis	-	-
Tony Tavares	-	-
John Dietrich	25,000	37,000
Allan Routh	15,000	25,050

(1)	Value Realized on Exercise is calculated as the difference between the total fair market value of the shares on the date of exercise (using the closing market price on the date preceding the exercise date), less the total exercise price paid for the shares.

Payments on Termination or Change in Control

The Board of Directors passed a resolution in 2004 approving the payment of severance benefits in the event of a change of control akin to a “Triggering Event” for executive officers of the Company. In 2007, 2008 and 2009, the Company entered into Employment Agreements with Mr. Bromley, Mr. Tavares and Mr. Davis, respectively. These agreements provide for certain benefits upon an involuntary termination of employment, other than for cause, or after a “Triggering Event.” In 2007, the Company modified Mr. Dietrich’s employment conditions by providing certain benefits upon an involuntary termination of employment, other than for cause, or after a “Triggering Event”. A Triggering Event includes a merger of the Company with and into an unaffiliated corporation if the Company is not the surviving corporation or the sale of all or substantially all of the Company’s assets.

The benefits to be received by the executive officers whose employment is terminated after a Triggering Event occurs include: receipt of a lump sum severance payment equal to two years base salary for Mr. Bromley, eighteen months base salary for Messrs. Tavares, Davis and Dietrich, and twelve months base salary for Mr. Routh. Also, each of these individuals would be entitled to payment of bonus compensation based upon their respective average bonus compensation over the preceding two (2) years and participation in certain Company-wide benefit plans, for the term of the severance period.

Under the terms of the Stock Option Plan, outstanding options that are not vested will vest immeidately upon a change of control of the Company.

If an involuntary termination of employment, other than for cause, or a Triggering Event and termination of employment had occurred as of January 1, 2011, we estimate that the value of the benefits under the Employment Agreements and change of control provisions would have been as follows:

			Accelerated Vesting
			of Stock
	Severance	Continuation	Options and
Name	Payment ($)	of Benefits (1) ($)	Stock Grants (2) ($)
Steven Bromley (3)	1,177,270	80,653	647,160
Eric Davis (3)	636,365	53,082	336,980
Tony Tavares (3)	834,100	47,824	589,968
John Dietrich (3)	722,492	50,714	319,988
Allan Routh	375,648	9,710	265,715

(1)	Represents health, dental, vision and prescription drug coverage, group life insurance, short term and long term disability insurance, retrirement plan contributions and auto allowances through the severance period.

(2)	These amounts represent the difference between the exercise price of the stock options and the closing price of the Company’s common shares on the last trading day of the year on the NASDAQ Global Select Market. On December 31, 2010, the closing price was $7.82.

(3)	Calculated based on the average annual exchange rate for 2010 of CDN$1.02 for each U.S.$1.00.

For a discussion of compensation of directors, see “Corporate Governance–Compensation of Directors.”

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CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH INSIDERS AND RELATED PERSONS

The Audit Committee reviews any material transactions in which we are or will be a participant and in which any of our 5% shareholders, directors or executive officers, or any of their immediate family members, has a direct or an indirect material interest. After its review the Audit Committee will only approve or ratify those transactions that the Audit Committee determines are in, or are not inconsistent with, our best interests and the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on us or the related person in connection with approval of the transaction.

No informed person (as such term is defined in National Instrument 51-102 of the Canadian Securities Administrators), any proposed director of the Company or any associate or affiliate of the foregoing or any related person (as such term is defined in Item 404(a) of Regulation S-K) has or will have any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed fiscal year or in any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000 or which otherwise has materially affected or would materially affect the Company or any of its subsidiaries, except as noted below:

  During the fiscal year ended January 1, 2011, Mr. Allan Routh, the President of the SunOpta Grains and Foods Group, purchased agronomy products for his family farm for $502,000 (reflecting market rates) from the Company. During the same period, Mr. Routh also sold from his family farm organic corn and soybeans for $104,000 (reflecting market rates) to the Company.

  On February 1, 2007, Jeremy Kendall stepped down as the Chief Executive Officer of the Company but has remained Chairman of the Board at a reduced level of compensation subject to a contract which was initially due to expire on February 26, 2020. The contract provided for consulting fees of CDN$75,000 per year plus a bonus, which amount was amended to CDN$200,000 per year to December 31, 2010. The contract was subsequently terminated and superceded by a Retiring Allowance Agreement dated March 8, 2011 pursuant to which Mr. Kendall is entitled to receive CDN$50,000 per annum until February 25, 2015 and CDN$25,000 per annum thereafter until February 25, 2020. Subsequent to 2012, Mr. Kendall is no longer required to provide services to the Company although payments will continue under the contract. In the event that Mr. Kendall passes away before February 26, 2020, any remaining amount payable under the contract will be paid to his estate until February 26, 2020.

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PROPOSAL FIVE – ADVISORY VOTE ON FREQUENCY OF VOTING ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act enables shareholders to submit an advisory vote on how frequently the Company should seek an advisory vote on the compensation of the named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as the advisory vote contemplated by Proposal Four included earlier in this Proxy Statement. In accordance with the Dodd-Frank Act, at least once every six years, the Company’s shareholders will be given an opportunity to provide a non-binding advisory vote on the frequency of the “say on pay” vote with respect to named executive officer compensation.

After careful consideration of this proposal, the Board of Directors believes that the Company should choose a frequency for the “say on pay” vote that is consistent with the frequency selected by shareholders. Accordingly, the Board of Directors is not making a particular recommendation with respect to the frequency of the “say on pay” vote.

Vote Required

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this proposal. The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the “say on pay” vote that has been selected by shareholders. Although this vote is advisory and not binding on the Board of Directors or the Company in any way, the Company intends to choose a frequency for the “say on pay” vote that is consistent with the frequency selected by shareholders. However, the Board of Directors may later decide that it is in the best interests of shareholders and the Company to hold an advisory vote on compensation of named executive officers more or less frequently than the option approved by our shareholders. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

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EXECUTIVE OFFICERS

Steven Bromley (Age 51) serves as President and Chief Executive Officer and a Director of the Company. Mr. Bromley joined the Company in June 2001 and has served in a number of key operating and financial roles since that time. Mr. Bromley served as Executive Vice President and Chief Financial Officer through September 2003 until his appointment as Chief Operating Officer. In addition to his role of Chief Operating Officer, Mr. Bromley was appointed by the Board of Directors as President in January 2005 and subsequently Chief Executive Officer in February 2007. Prior to joining the Company, Mr. Bromley spent approximately 13 years in the Canadian dairy industry in a wide range of financial and operational roles with both Natrel Inc. and Ault Foods Limited. From 1977 to 1999 he served on the Board of Directors of Natrel Inc. Mr. Bromley is a Director of most of the companies subsidiaries and in July 2004, Mr. Bromley was elected as Director of the Board of Opta Minerals (TSX: OPM), which is approximately 66.7% owned by the Company and was appointed to the Board of Directors of the Company on January 26, 2007.

Eric Davis (Age 56) joined the Company in March 2009 as Vice President and Chief Financial Officer. Mr. Davis is a Chartered Accountant as well as a Certified Management Accountant with over 25 years of diverse finance and accounting experience in Canada and internationally, with significant experience in the food and beverage manufacturing and distribution markets as well as broad manufacturing experience across a number of industries. Prior to joining the Company, Mr. Davis was Chief Financial Officer for Grant Forest Products, a leading Canadian manufacturer of oriented strand board. Mr. Davis has also held CFO positions with Johnson Electric Holdings Ltd., a publicly traded global small motor manufacturer and various Senior Vice President and CFO positions within The Coca-Cola Company in Canada as well as the Asian-Pacific market. Mr. Davis has not served on any reporting issuer’s Board of Directors over the last five years.

Tony Tavares (Age 57) joined the Company in June 2008 as Vice President and Chief Operating Officer. Mr. Tavares brings over 20 years of food industry experience to this role with a focus on increasing organizational profitability in changing environments through a combination of innovative marketing, lean manufacturing and strong organizational development. Prior to joining the Company, Mr. Tavares was Chief Executive Officer of Maple Lodge Farms Inc., and has also held a number of senior positions in the Canadian food industry including President of Maple Leaf Poultry, a division of Maple Leaf Foods and President of Tyson Canada. Mr. Tavares served on the Board of Directors of Opta Minerals Inc. (TSX:OPM) from June 2005 to June 2008.

John Dietrich (Age 46) serves as Vice President, Corporate Development and Secretary. Mr. Dietrich joined the Company in 2002 as Vice President and Treasurer. In September 2003 Mr. Dietrich was promoted to Vice President and CFO and served in this role until March 15, 2009 when he was appointed to his current position. From January 1995 until September 2001, Mr. Dietrich held various finance roles at Natrel, Inc. including Director of Business Development, Paragaon Trade Brands (Canada) Inc. as Director of Finance and VP of Finance at Bridge2market Inc. Mr. Dietrich is a Chartered Accountant and Chartered Financial Analyst. Mr. Dietrich has not served on any other reporting issuer's Board of Directors over the last five years.

Allan Routh (Age 60) was elected to the Board of Directors in September 1999. Mr. Routh is President of the Company's Grains and Foods Group and prior to March 2003 was President and Chief Executive Officer of the SunRich Food Group, Inc., a wholly-owned subsidiary of the Company. Mr. Routh has been involved in the soy industry and soy industry organizations since 1984. In the past 5 years, Mr. Routh has not served on any other reporting issuer’s Board of Directors.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except insofar as they may be shareholders of the Company or as otherwise disclosed in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of its last completed fiscal year, any proposed nominee for election as a director of the Company or any associate or affiliate of such persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING OF SHAREHOLDERS; SHAREHOLDER COMMUNICATIONS

The Company’s shareholders may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 and Section 137 of the Canada Business Corporations Act (the “CBCA”). For such proposals to be included in the Company’s proxy materials relating to its 2012 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 and the CBCA must be satisfied and, under the CBCA, such proposals must be received by the Company no later than January 29, 2012. Such proposals should be delivered to SunOpta Inc., Attn: Corporate Secretary, 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

Under SEC rules, notice of a shareholder proposal or nomination for the 2012 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 and Section 137 of the CBCA must be received by the Corporate Secretary of the Company at our principal executive offices on or prior to March 15, 2012. The proxy solicited by the Board for the 2012 Annual Meeting of Shareholders will confer discretionary authority to vote on any proposal or nomination submitted by a shareholder at that meeting with respect to which the Company has received notice after such date.

Shareholders may recommend a person as a nominee for director by writing to the Secretary of the Company. Please see “Corporate Governance–Board Committees–Corporate Governance Committee (Nominations Committee)” in this Proxy Statement for information that each notice of nomination should contain.

Shareholders may communicate with the Board. Communications should be in writing and marked to the attention of the Board of Directors or any of its individual committees, or the Chairman of the Board. Any such communications should be delivered to the Company at is principal executive offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. The Company does not expect to pay any additional compensation for the solicitation of proxies. These solicitations may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any additional solicitation material that the Company may provide to shareholders.

We will request fiduciaries, custodians, brokerage houses and similar parties to forward copies of proxy materials to beneficial owners of the common shares, and we will reimburse these parties for their reasonable and customary charges for expenses of distribution.

FORM 10-K AND OTHER INFORMATION

The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended January 1, 2011, including the consolidated financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: SunOpta Inc., Attn: Susan Wiekenkamp, 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2. The Annual Report on Form 10-K and additional information relating to the Company is also available at www.sunopta.com, on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and MD&A for the fiscal year ended January 1, 2011.

OTHER MATTERS

The Board knows of no other matters to be presented for shareholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Dated this 1st day of April, 2011
By Order of the Board of Directors

\s\ Steven Bromley
Steven Bromley
and Chief Executive Officer

Annex I

SUNOPTA INC.

2002 STOCK OPTION PLAN

AMENDED AND RESTATED MAY 2011

WHEREAS the SunOpta Inc. 2002 Stock Option Plan (the “Plan”) was initially adopted by SunOpta Inc. (the “Company” or “SunOpta”) in June 2002, at which time an aggregate of 1,500,000 Common Shares were authorized for issuance thereunder;

AND WHEREAS the Plan was subsequently amended in 2004 and 2007 to authorize for issuance an additional 1,500,000 Common Shares and 2,000,000 Common Shares, respectively, under the Plan;

AND WHEREAS as of April 1, 2011, the Company has issued an aggregate of 1,838,420 Common Shares pursuant to the exercise of Options granted under the Plan and Options to purchase an aggregate of 2,515,300 Common Shares were outstanding as of such date. Therefore an aggregate of only 646,280 Common Shares remain reserved for issuance under the Plan as of April 1, 2011;

AND WHEREAS therefore the Company now wishes to reserve an additional 2,500,000 Common Shares for issuance pursuant to the Plan subject to approval of the Company’s shareholders and to amend and restate the Plan on the terms and conditions herein set forth in order to comply with recent regulatory changes and to better reflect various recommendations and guidelines relating to equity compensation plans.

The Plan

1.	Purpose of the Plan

The purpose of the Plan is to have Options available to grant to the employees, directors, officers and consultants of and its subsidiaries and affiliates. The Plan is vital to ensure the long-term motivation and retention of employees, directors, officers and consultants. The Plan also develops the interest and incentive of employees of the companies that SunOpta and its subsidiaries and affiliates may acquire by providing them with an opportunity to purchase Common Shares, thereby advancing the interests of the Company and its shareholders.

2.	Definitions - In this Plan, the following words and terms shall have the following meanings:

“Affiliate” has the meaning ascribed thereto in the Securities Act;

“Associate” has the meaning ascribed thereto in the Securities Act;

“Board” or “Board of Directors” means the board of directors of the Company; “Change of Control” has the meaning ascribed thereto in Section 6(b); “Code” has the meaning ascribed thereto in Article 17; “Common Shares” means common shares of the Company;

“Compensation Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board;

‘‘Eligible Assignee’’ means, in respect of any Eligible Person: (i) an Eligible Corporation; (ii) a trust governed by a registered retirement savings plan or a registered retirement income fund established for the sole benefit of an Eligible Person; (iii) a trust governed by a tax-free savings account established for the sole benefit of an Eligible Person; or (iv) an Eligible Family Trust;

“Eligible Corporation” means a personal holding company of an Eligible Person provided that such holding company is controlled by the Eligible Person and that all issued shares in the capital of such holding company are beneficially owned, directly or indirectly, by the Eligible Person and/or the Eligible Person’s spouse, children and/or grandchildren;

‘‘Eligible Family Trust’’ means a trust of which the Eligible Person is a trustee and the beneficiaries of which are the spouse, children and/or grandchildren of the Eligible Person;

“Eligible Person” means an employee, director, officer or consultant of SunOpta or its subsidiaries or affiliates at the time of the grant of an Option;

“Insider” has the meaning ascribed thereto in the Securities Act and shall include Associates and Affiliates of any person who is an Insider;

“Option” means the right granted under this Plan to an Eligible Person to purchase a specified number of Common Shares pursuant to the provisions of the Plan;

“Optionee” means an Eligible Person who has been granted an Option pursuant to the Plan or an Eligible Assignee to whom an Option granted pursuant to the Plan has been assigned;

“Option Period” means the period specified by the Compensation Committee for which an Option is exercisable which Option Period shall expire no later than the date that is ten (10) years from the date of grant of such Option;

“Option Price” means the price per share at which an Optionee may purchase Optioned Shares;

“Optioned Shares” means those Common Shares in respect of which an Option is granted to an Eligible Person under this Plan;

“Securities Act” means the Securities Act (Ontario), as amended;

“US ISO Option” has the meaning ascribed thereto in Article 17;

“US Optionee” has the meaning ascribed thereto in Article 17; and

“Vested Options” means those Options that are eligible for exercise by the Optionee in accordance with the terms of such Options and this Plan.

3.	Eligibility

The eligibility to participate in the Plan is at the discretion of the Compensation Committee.

4.	Number of Common Shares Reserved for Issuance; Insider Limits; Non-Executive Director Limits

(a)	Number of Common Shares Reserved for Issuance

The aggregate number of Common Shares which may be reserved for issuance under the Plan is hereby increased by 2,500,000 Common Shares such that the total number of Common Shares which may be issued under the Plan shall not exceed 7,500,000, subject to adjustment as provided in Article 13. Common Shares reserved for issuance upon the exercise of any Options that are surrendered, cancelled or expire unexercised shall be available for subsequent Options granted under the Plan.

(b)	Limit With Respect to Optionees

The Compensation Committee shall determine the number of Common Shares in respect of which an Option is granted at the time of the grant of the Option. The number of Common Shares reserved for issuance to any one person pursuant to Options must not exceed 5% of the outstanding Common Shares (on a non-diluted basis). In any one calendar year, the Compensation Committee shall not grant to any one Optionee Options to purchase Common Shares in excess of 500,000 Common Shares (subject to adjustment as provided in Article 13).

(c)	Limits With Respect to Insiders

(i)	The number of Common Shares issuable to Insiders pursuant to Options granted under the Plan, together with Common Shares issuable to Insiders under any other security-based compensation arrangement of the Company, shall not exceed 10% of the number of Common Shares outstanding immediately prior to the grant of any such Option (on a non-diluted basis).

(ii)	The number of Common Shares issued to Insiders pursuant to Options granted under the Plan, together with Common Shares issued to Insiders under any other security-based compensation arrangement of the Company, shall not, within any 12 month period, exceed 10% of the number of Common Shares outstanding immediately prior to the grant of any such Option (on a non-diluted basis).

(iii)	The number of Common Shares issuable to any one Insider pursuant to Options granted under the Plan, together with Common Shares issuable to such Insider under any other security-based compensation arrangement of the Company, shall not, within any 12 month period, exceed 5% of the number of Common Shares outstanding immediately prior to the grant of any such Option (on a non-diluted basis).

(iv)	Any Common Shares issuable pursuant to an Option granted to an Eligible Person prior to the Eligible Person becoming an Insider shall be excluded for the purposes of the limits set out in Sections 4(c)(i), 4(c)(ii) and 4(c)(iii) above.

(d)	Limits With Respect to Non-Executive Directors

Notwithstanding Section 4(b), the number of Common Shares reserved for issuance to non-executive directors of the Company under the Plan at any time shall not exceed 1% of the total number of the outstanding Common Shares (on a non-diluted basis) and the equity award value of any grant of Options under the Plan to non-executive directors, as determined on the date of grant, shall not exceed US$100,000 per year per non-executive director.

5.	Purchase Price for Optioned Shares

The purchase price of Optioned Shares comprised in an Option granted under the Plan shall be not less than 100% of the fair market value of the Common Shares based on the closing market price of the Common Shares on the trading day immediately prior to the date of grant of the Option on the principal securities exchange on which the Company’s equity securities are traded, which shall be the Nasdaq Global Select Market unless and until the Compensation Committee determines otherwise. If the Common Shares are not then listed or quoted on a securities exchange, the fair market value of the Common Shares shall be determined in good faith by the Board.

6.	(a)	Exercise of Option

Each Option granted under the Plan shall vest at such time or times as may be determined by the Board or the Compensation Committee and no rights under the Plan or any Option shall accrue to any Optionee in any Optioned Shares forming the subject matter of an Option prior to the vesting date of such Option.

The Compensation Committee will decide the vesting date of the Options granted under the Plan at the time of grant pursuant to Article 12 hereof.

The right of exercise shall be cumulative and any Optionee, if still an Eligible Person or an Eligible Assignee may exercise the Option in respect of any Optioned Shares, which have vested at any time during the Option Period subject to the provisions of Articles 10 and 11 hereof.

In order to purchase Optioned Shares under the Plan, an Optionee shall complete and execute an Option Exercise Form in the form of Schedule 1 attached hereto and deliver it to the Company together with a certified cheque or money order in US Dollars for the full purchase price of the Optioned Shares being acquired.

Subject to the prior vesting of Options and subject to any restrictions imposed by the Compensation Committee, an Optionee may exercise all or any part of the Option at any time.

To the extent the exercise of an Option hereunder gives rise to any tax or other statutory withholding obligation (including, without limitation, income and payroll withholding taxes imposed by any jurisdiction), the Board or the Compensation Committee may implement appropriate procedures to ensure that the tax withholding obligations are met. These procedures may include, without limitation, increased withholding from an Optionee’s regular compensation, cash payments by an Optionee, or the sale of a portion of the Optioned Shares acquired pursuant to the exercise of an Option, which sale may be required and initiated by the Board or the Compensation Committee. Unless otherwise determined by the Board or the Compensation Committee, any such procedure, including offering choices among procedures, will be applied consistently with respect to all similarly situated Optionees, except to the extent any procedure may not be permitted under the laws of the applicable jurisdiction.

(b)	Vesting on Change of Control

In the event of a Change of Control, all Options which have not yet vested will vest immediately. For the purposes of this provision a “Change of Control” will be deemed to have occurred when:

(i)	a person (which includes a partnership or corporation) acting alone or jointly or in concert with others, acquires beneficial ownership of voting securities of the Company which, together with voting securities of the Company already owned by such person or persons, constitutes in the aggregate 50% or more of the outstanding voting securities of the Company;

A person who is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as a part of such person’s duties for fully managed accounts, holds or exercises voting power over voting securities of the Company, will not, solely by reason thereof, be considered to be a beneficial owner of such voting securities;

(ii)	the consummation of a consolidation, merger, amalgamation or other similar corporate reorganization of the Company with or into any other corporation whereby the voting security holders of the Company immediately prior to such event receive less than 50% of the outstanding voting securities of the consolidated, merged or amalgamated entity;

(iii)	any resolution is passed or any action or proceeding is taken with respect to the liquidation, dissolution or winding up of the Company; or

(iv)	the consummation by the Company of a sale, lease, or other disposition of all, or substantially all, of the Company’s assets.

7.	Optionee Commitment

An Optionee has no obligation to exercise any or all of the Options held by such Optionee but, to the extent an Optionee exercises the Option, the purchase price of the Optioned Shares purchased pursuant to such exercise must be paid in full as set out under “Exercise of Option” above.

8.	Transfer and Assignment

No Option or any of the rights thereunder is assignable or transferable by an Optionee except: (i) by will or by the laws of descent and distribution; or (ii) if the Option is not a US ISO Option, Optionees may assign Options granted to them under the Plan to Eligible Assignees, provided that, in each case, the original Optionee is an Eligible Person at the time of assignment. Notwithstanding any such assignment, all Options granted under the Plan shall be deemed to be the Option of the original Optionee for the purposes of applying the rules and policies of the stock exchanges on which the Common Shares may be listed and for the purpose of applying the provisions of the Plan. No consideration may be paid to the Optionee or any Eligible Assignee in connection with any assignment of Options granted under the Plan.

9.	Securities Regulations

Upon the exercise of an Option, the Optionee may sell or otherwise dispose of such Optioned Shares in any manner that the Optionee wishes in any jurisdiction in which the same are qualified for sale and subject to any regulatory authority having jurisdiction over such sale.

Common Shares shall not be issued with respect to an Option granted under this Plan unless the exercise of such Option and the issuance and delivery of such Common Shares pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act and the United States Securities Act of 1933, as amended.

10.	Termination for any Reason other than Death

Upon the Optionee to whom Options were granted under this Plan ceasing to be a director, officer, employee or consultant of SunOpta or of any of its subsidiaries or affiliates (except upon the death of the Optionee), the outstanding Options granted to such Optionee shall forthwith cease and terminate and shall be of no further force or effect whatsoever as to such number of Options which have not vested or in respect of which such Option has not been previously exercised on the date notice of dismissal or resignation is given; provided that where such Optionee is dismissed by SunOpta or any of its subsidiaries or affiliates, as the case may be, the Optionee (or his, her or its Eligible Assignee, as the case may be) shall have 30 days from the date notice of dismissal is given in which to exercise the outstanding Options which are Vested Options at the date of such notice of dismissal.

If through the operation of Article 6 hereof, none of the Options held by an Optionee shall have vested in such Optionee, the provisions of Article 6 hereof shall prevail and such Optionee shall not be entitled to purchase any Optioned Shares notwithstanding the provisions of this Article.

Transfer of employment of an Optionee to whom Options were granted under this Plan to a subsidiary or affiliate of the Company or any other Company affiliated with it or from such subsidiary or affiliate to the Company shall be deemed not to be a termination of employment under this Article and all rights of the Optionee (or his, her or its Eligible Assignee, as the case may be) under such Option shall continue in full force and effect after such transfer.

11.	Termination by Reason of Death

If any Optionee to whom Options were granted under this Plan shall die at any time prior to the end of the Option Period and before such Optionee (or his, her or its Eligible Assignee, as the case may be) has purchased all of the Optioned Shares that he, she or it is entitled to purchase under outstanding Options, the unexercised portion of an Option provided in Article 6 hereof will immediately vest, and the Optionee's personal representatives may purchase all or any portion of the Optioned Shares of such deceased Optionee, as provided in this Plan, at any time during the shorter of the period of the Option Period or 180 days immediately next following the death of the Optionee, excluding the date of death if such day is a business day or, if such day is not a business day, on the business day next following.

12.	Administration of the Plan

The Compensation Committee shall administer the Plan. The Compensation Committee has been delegated the authority by the Board of Directors of the Company to designate those Eligible Persons who are to be granted an Option in the Plan, the number of Options to be granted to each such Eligible Person and otherwise to administer and interpret the Plan and the Options granted thereunder. The Board of Directors may amend, modify or terminate the Plan as per the terms and conditions outlined in Article 18 of this Plan.

The Compensation Committee may delegate the day-to-day administration of the Plan to an officer of the Company.

13.	Changes Affecting Optioned Shares

Subject to any required approvals of applicable regulatory authorities and stock exchanges on which the Common Shares are then listed, in the case of any reorganization or recapitalization of the Company (by reclassification of its outstanding capital stock), or its consolidation or merger with or into another corporation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, pursuant to any of which events the then outstanding Common Shares are consolidated or subdivided, or are changed into or become exchangeable for other shares or stock, the Optionee, upon exercise of his, her or its Option, shall be entitled to receive in lieu of the Optioned Shares which he, she or it would otherwise have been entitled to receive upon such exercise and without any payment in addition to the Option Price therefor, the shares of stock which the Optionee would have received upon such reorganization, recapitalization, consolidation, subdivision, merger, sale or other transfer, if immediately prior thereto he, she or it had owned the Optioned Shares to which such exercise of the Option relates and had exchanged such Optioned Shares in accordance with the terms of such reorganization, recapitalization, consolidation, subdivision, merger, sale or other transfer.

Notwithstanding the foregoing provisions of this Article 13, no adjustment provided for herein shall require the Company to deliver a fractional share under the Option.

14.	Employment

The granting of an Option to any Eligible Person under the Plan shall not confer any rights upon such Eligible Person other than those provided in the Plan and, without limiting the generality of the foregoing, shall not confer or be deemed to confer upon any such Eligible Person any right to continue as an employee, director, officer or consultant of the Company, or any subsidiary or affiliate thereof.

15.	No Shareholder Right

The granting or holding of an Option pursuant to the Plan shall not confer any rights upon any Optionee as a shareholder of the Company, nor the right to receive notice of, attend nor vote at any meeting of shareholders of the Company until the exercise of an Option and such rights shall extend only to those number of Optioned Shares in respect of which the Option was exercised.

16.	Governing Law

The Plan is established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each provision of the Plan shall be governed by the laws of the Province of Ontario; except in respect to any sale of any of the Common Shares in respect of which an Option has been exercised which shall be governed by the laws of the jurisdiction in which an Optionee proposes to sell such Common Shares.

17.	Incentive Stock Options Under US Internal Revenue Code

Notwithstanding anything in this Plan to the contrary, any Option granted under this Plan to an Eligible Person who is a citizen or resident of the United States, including its territories, possessions, and all areas subject to jurisdiction (a “US Optionee”) and who, at the time of grant, is an employee of the Company or any “parent” or “subsidiary” of the Company (as defined in Section 424 of the Code) shall be an “incentive stock option” (a “US ISO Option”) within the meaning of the Internal Revenue Code of 1986, as amended, of the United States, (the “Code”), unless the Company expressly determines that the Option is to be a nonqualified option.

Notwithstanding anything in this Plan to the contrary, the following provisions shall apply to each US ISO Option:

(a)	The Option shall be an incentive stock option with the meaning of Section 422 of the Code to the extent that the aggregate fair market value (determined as of the time the Option is granted) of the Common Shares with respect to which Options are exercisable for the first time by such US Optionee during any calendar year under this Plan and all other incentive stock option plans, within the meaning of Section 422 of the Code, of the Company and any “parent” or “subsidiary” of the Company (as defined in Section 424 of the Code) does not exceed One Hundred Thousand Dollars in US funds (US$100,000);

(b)	To the extent that the aggregate fair market value (determined as of the time the Option is granted) of the Common Shares with respect to which incentive stock options (determined without reference to this subsection) are exercisable for the first time by a US Optionee during any calendar year under this Plan and all other incentive stock option plans, within the meaning of Section 422 of the Code, of the Company and any “parent” or “subsidiary” of the Company (as defined in Section 424 of the Code) exceeds One Hundred Thousand Dollars in US funds (US$100,000), such Options will be treated as nonqualified stock options (i.e., options which fail to qualify as incentive stock options within the meaning of Section 422 of the Code) in accordance with Section 422(d) of the Code;

(c)	The purchase price of the Common Shares under each Option granted to a US Optionee pursuant to this Plan shall not be less than the fair market value of such Common Shares at the time the Option is granted;

(d)	No incentive stock option may be granted following the expiry of ten (10) years after the date on which this Plan is adopted by the Board of Directors and no incentive stock option may be exercisable following the expiry of the ten (10) years after the date of grant;

(e)	If any US Optionee to whom an incentive stock option is to be granted under this Plan is at the time of the grant of such incentive stock option the owner of shares possessing more than ten percent (10%) of the total combined voting power of all classes of the shares of the Company or any “parent” or “subsidiary” of the Company (as defined in Section 424 of the Code), then the following special provisions shall be applicable to the Option granted to that US Optionee:

(i) the purchase price of the Common Shares subject to such incentive stock option shall not be less than one hundred and ten percent (110%) of the fair market value of one Common Share at the time of the grant; and

(ii) the Option Period shall in no event exceed five (5) years from the date of the grant;

(f)	The total number of Common Shares which may be issued under the Plan as US ISO Options shall not exceed 7,500,000, subject to adjustment as provided in Article 13;

(g)	No incentive stock option granted under the Plan shall become exercisable until the Plan is approved by the shareholders of the Company;

(h)	Any US ISO Option may be exercised, during the Optionee’s lifetime, only by the Optionee;

(i)	The determination of the option exercise price and the number of shares subject to the Option after any adjustment provided for in Article 13 shall be made in accordance with the rules set forth in Section 424 of the Code and regulations promulgated thereunder; and

(j)	Each of the foregoing provisions of this Article 17 is intended to qualify any US ISO Option as an incentive stock option to the greatest extent possible, and such provisions shall be interpreted consistently with such intent. No provision of this Plan, as it may be applied to a US ISO Option, shall be construed so as to be inconsistent with any provision of Section 422 of the Code.

18.	Amendment, Modification or Termination of the Plan

(a)	The Plan will terminate on May 14, 2017 unless all of the Common Shares reserved for issuance under the Plan have been issued, in which case the Plan will terminate on the date all of the Common Shares reserved for issuance under the Plan have been issued. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any Options theretofore granted under the Plan.

The Board of Directors reserves the right to amend, modify or terminate this Plan at any time if and when it is advisable in the discretion of the Board of Directors. However, shareholder approval shall be required in respect of:

(i)	any amendment which provides for an increase in the maximum number of Common Shares reserved for issuance (or other securities issuable) under the Plan;

(ii)	any amendment which reduces the exercise price of an Option or reduces the purchase price for Optioned Shares;

(iii)	any amendment which provides for the cancellation and reissuance of Options or other entitlements held by Optionees;

(iv)	any amendment extending the term of an Option beyond its original expiry date or extending the duration of the Plan;

(v)	any amendment which changes the participation limits of Insiders as set out in Section 4(c) of the Plan;

(vi)	any amendment that provides for a change to the participation limits of non-executive directors as set out in Section 4(d) of the Plan;

(vii)	amendments to Article 8 or the definitions of ‘‘Eligible Assignee’’, ‘‘Eligible Corporation’’, ‘‘Eligible Family Trust’’ or ‘‘Eligible Person”;

(viii)	any amendment that expands the types of options or awards provided under the Plan;

(ix)	any amendment that provides for the granting of additional powers to the Board to amend the Plan or Option entitlements hereunder without shareholder approval;

(x)	any amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulation and policies of the Toronto Stock Exchange and The Nasdaq Stock Market); and

(xi)	the making of amendments to the Plan’s amendment provisions set out in this Section 18(a).

Where shareholder approval is sought for the above amendments, the votes attached to Common Shares held directly or indirectly by Insiders benefiting from the amendment will be excluded.

(b)	Other than as specified above, the Board of Directors may approve all other amendments to the Plan or Options granted under the Plan without shareholder approval. Without limiting the generality of the foregoing, the following are types of amendments that do not require shareholder approval:

	(i)	amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;

	(ii)	amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and The Nasdaq Stock Market);

	(iii)	amendments respecting administration of the Plan;

	(iv)	any amendment to the vesting provisions of the Plan or any Option;

	(v)	any amendment to the early termination provisions of the Plan or any Option, whether or not such Option is held by an Insider, provided such amendment does not entail an extension beyond the original expiry date;

	(vi)	the addition of any form of financial assistance by the Company for the acquisition by all or certain categories of Optionees of Optioned Shares under the Plan, and the subsequent amendment of any such provision which is more favourable to Optionees;

	(vii)	amendments necessary to suspend or terminate the Plan; and

	(viii)	any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange or The Nasdaq Stock Market).

IN WITNESS WHEREOF, this Plan is amended and restated by the Board of Directors on March 7, 2011 and, subject to the approval of shareholders of the increase in the number of Common Shares reserved for issuance under the Plan as described in Section 4(a), this Plan, as amended and restated, is effective May 19, 2011.

SUNOPTA INC.

/s/ Jeremy Kendall	/s/ John Dietrich

J. N. Kendall	John Dietrich
Chairman	VP Corporate Development and Secretary

70

SCHEDULE I

Amended and Restated 2002 Stock Option Plan

OPTION EXERCISE FORM

The undersigned hereby subscribes for Common Shares of SunOpta Inc. (the “Company”) which the undersigned is entitled to pursuant to the provisions of the SunOpta Inc. 2002 Stock Option Plan.

I attach my cheque payable to the Company in the sum of US$ ______________, representing the purchase price of the said Shares.

Dated at , this day of  _________________, 20 ________.

Name:

Address:

SIN/SSN:

Signature:

If you would like your transaction handled electronically, please provide the following information:

Broker Name:

Broker Fax #:

Broker DTC # (four digits):	Account #:

Broker Contact Name #:

2838 Bovaird Drive W. Brampton, ON Canada L7A 0H2 T: (905) 455 1990 F: (905) 455 2529 www.sunopta.com

April 27, 2011

CERTIFICATE OF MAILING

TO WHOM IT MAY CONCERN:

This is to verify that on or about April 27, 2011 the materials for the Annual and Special Meeting of Shareholders of SunOpta Inc. to be held at 4 p.m. on May 19, 2011 were sent to every shareholder of record on April 27, 2011 and to all the Directors of the Company.

Yours truly,

/s/Eric Davis

Eric Davis
Vice President,
Chief Financial Officer

1 OF 2
P12345 E 271000
G: 123456 0:4B
S: 020 R:3 M:1

34

SunOpta
A healthy products company

FORM OF PROXY

SUNOPTA INC. ("THE COMPANY")

MEETING TYPE:	ANNUAL AND SPECIAL MEETING
MEETING DATE:	THURSDAY, MAY 19, 2011 AT 4:00 PM EDT
RECORD DATE:	APRIL 1, 2011
CONTROL NO:	**999999999999** CUID: 01234 C73
ACCOUNT NO:	0123456789
PROXY DEPOSIT DATE:	MAY 17, 2011 CUSIP: X00390100

WE NEED TO RECEIVE YOUR VOTING INSTRUCTIONS AT LEAST ONE BUSINESS DAY BEFORE THE PROXY DEPOSIT DATE.

R5

VOTE BY INTERNET:	**GO TO: *WWW.PROXYVOTE.COM*** Your 12-digit control number is located above.
VOTE BY TELEPHONE:	You may enter your voting instructions by telephone at: **English: 1-800-474-7493** or **French: 1-800-474-7501** Your 12-digit control number is located above.
VOTE BY MAIL:	This form of proxy may be returned by mail in the envelope provided.
VOTE BY FACSIMILE:	905-507-7793 or 514-281-8911.

SunOpta
A healthy products company
Data Tabulation
P.O. Box 2800, Stn LCD Malton
Mississauga, ON L5T 2T7

JOHN SAMPLE
123 ANY STREET
ANY CITY, PRO A1A 1A1
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

12345678901234567890123456788

CONTROL NO.→ 999999999999 999999999

SEE VOTING INSTRUCTIONS ON REVERSE

APPOINTMENT OF PROXY

WE BEING REGISTERED SHAREHOLDER(S) OF THE COMPANY HEREBY APPOINT(S):

(1) **ERIC DAVIS**, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AND **JOHN DIETRICH**, VICE PRESIDENT, CORPORATE DEVELOPMENT AND SECRETARY, OR EITHER OF THEM, BOTH OFFICERS OF THE COMPANY; OR
(2) PRINT THE NAME OF THE PERSON YOU ARE APPOINTING AS YOUR PROXY IF THIS PERSON IS SOMEONE OTHER THAN ERIC DAVIS OR JOHN DIETRICH;

AS MY/OUR PROXY WITH FULL POWER OF SUBSTITUTION AND TO VOTE IN ACCORDANCE WITH THE FOLLOWING DIRECTION (OR IF NO DIRECTIONS HAVE BEEN GIVEN, IN THE DISCRETION OF SUCH PROXY) AND TO OTHERWISE ACT FOR THE UNDERSIGNED IN THEIR DISCRETION ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER HEREBY GIVEN, THE PERSON(S) NAMED ABOVE ARE SPECIFICALLY DIRECTED TO VOTE THE COMMON SHARES OF THE COMPANY REGISTERED IN THE NAME OF THE UNDERSIGNED SHAREHOLDER AS FOLLOWS:

PLEASE PRINT THE NAME OF THE PERSON YOU ARE APPOINTING AS YOUR PROXY

01 ELECTION OF DIRECTORS

(FILL IN ONLY ONE BOX "■" PER NOMINEE IN BLACK OR BLUE INK)

VOTING RECOMMENDATION: FOR ALL THE NOMINEES PROPOSED AS DIRECTORS

	FOR	WITHHOLD
01 JAY AMATO	☐	☐
02 STEVEN BROMLEY	☐	☐
03 DOUGLAS GREENE	☐	☐
04 VICTOR HEPBURN	☐	☐
05 KATRINA HOUDE	☐	☐
06 CYRIL ING	☐	☐
07 JEREMY KENDALL	☐	☐
08 ALAN MURRAY	☐	☐
09 ALLAN ROUTH	☐	☐

(FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** *OVER THE BOXES*

	FOR	WITHHOLD
02 APPOINTMENT OF DELOITTE & TOUCHE LLP	☐	☐

	FOR	AGAINST	ABSTAIN
03 AMENDMENT OF THE AMENDED AND RESTATED 2002 STOCK OPTION PLAN	☐	☐	☐

ITEM(S)

(FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** *OVER THE BOXES*

	FOR	AGAINST	ABSTAIN
04 ADVISORY VOTE REGARDING THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
05 ADVISORY VOTE ON THE FREQUENCY AT WHICH THE COMPANY SHOULD ASK FOR AN ADVISORY VOTE REGARDING THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS	☐	☐	☐	☐

UNDER SECURITIES REGULATIONS, SECURITYHOLDERS MAY ELECT ANNUALLY NOT TO RECEIVE THE GLOSSY ANNUAL REPORT, WHICH INCLUDES THE ANNUAL FINANCIAL STATEMENTS AND MD&A BY MAIL. IF YOU WISH TO RECEIVE THESE MATERIALS, PLEASE MARK "X" IN THE BOX PROVIDED. ANNUAL ☐

UNDER SECURITIES REGULATIONS, SECURITYHOLDERS MAY ELECT ANNUALLY TO RECEIVE THE INTERIM FINANCIAL STATEMENTS AND MD & A'S BY MAIL. IF YOU WISH TO RECEIVE THESE MATERIALS, PLEASE MARK "X" IN THE BOX PROVIDED. INTERIM ☐

NOTE THIS FORM OF PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SUNOPTA INC.
NOTE THE PROXY DEPOSIT DATE IS TUESDAY, MAY 17, 2011 AT 4:00 PM EDT.
NOTE THE ANNUAL AND SPECIAL MEETING FOR SUNOPTA WILL BE HELD AT "SUNOPTA INC." AT 2838 BOVAIRD DRIVE, BRAMPTON, ONTARIO, CANADA.
NOTE THIS FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
NOTE THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR.

DATE (DD/MM/YY)

SIGNATURE(S) ***INVALID IF NOT SIGNED***

INSTRUCTIONS

1. **You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Annual and Special Meeting of SunOpta Inc. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.**

2. If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

3. This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Proxy Tabulation, P.O. Box 2800, STN LCD Malton, Mississauga, ON, L5R 4G5, by 4:00 p.m. E.D.T., on Tuesday, May 17, 2011 or by delivering it to the Chairman of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

4. In order to expedite your vote, you may use a touch-tone telephone or the Internet. To vote by telephone, call toll free 1-800-474-7493 (English) or 1-800-474-7501 (French). You will be prompted to provide your 12-digit number located on the reverse of this form. The telephone or Internet voting service is not available on the day of the meeting and the telephone system cannot be used if you plan to attend the meeting or designate another person to attend on your behalf.
To vote via the Internet, go to www.proxyvote.com and follow the simple instructions.
You may send your completed and signed Proxy by facsimile to 905-507-7793 or 514-281-8911.

5. The form of proxy should be signed in the exact manner as the name appears on the form of proxy.

6. If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder.

7. Proxy will be voted as directed. If no voting preferences are indicated on the reverse, this form of proxy will be voted as recommended by the Board of Directors.

8. This proxy is solicited by the Management of Board of Directors of SunOpta for use at the Annual and Special Meeting of Shareholders.

S02011V1